                                                                       Exhibit I

                             PRELIMINARY TERM SHEET


                         (CITIFINANCIAL MORTGAGE LOGO)


                  CITIFINANCIAL MORTGAGE SECURITIES INC. 2003-4
                $[917,629,000] OFFERED CERTIFICATES (APPROXIMATE)


          CITIFINANCIAL MORTGAGE COMPANY, INC. (ORIGINATOR & SERVICER)
                 CITIFINANCIAL MORTGAGE SECURITIES INC. (ISSUER)



The information herein has been provided solely by Citigroup Global Markets ("CGM") based on information with respect to the mortgage loans provided by CitiFinancial Mortgage and its affiliates. Neither CitiFinancial Mortgage nor any of its affiliates makes any representation as to the accuracy or completeness of the information herein. The information herein is preliminary and supersedes any prior information and will be superseded by the Prospectus and the Prospectus Supplement and by any other information subsequently filed with the Securities and Exchange Commission ("SEC"). All assumptions and information in this report reflect CGM's judgment as of this date and are subject to change. All analyses are based on certain assumptions noted herein and different assumptions could yield substantially different results. You are cautioned that there is no universally accepted method for analyzing financial instruments. You should review the assumptions; there may be differences between these assumptions and your actual business practices. Further, CGM does not guarantee any results and there is no guarantee as to the liquidity of the instruments involved in this analysis. The decision to adopt any strategy remains your responsibility. CGM (or any of its affiliates) or their officers, directors, analysts or employees may have positions in securities, commodities or derivative instruments thereon referred to herein, and may, as principal or agent, buy or sell such securities, commodities or derivative instruments. In addition, CGM may make a market in the securities referred to herein. Neither the information nor the assumptions reflected herein should be construed to be, or constitute, an offer to sell or buy or a solicitation of an offer to sell or buy any securities, commodities or derivative instruments mentioned herein. No sale of any securities, commodities or derivative instruments should be consummated without the purchaser first having received a Prospectus and, if required, a Prospectus Supplement. Finally, CGM has not addressed the legal, accounting and tax implications of the analysis with respect to you, and CGM strongly urges you to seek advice from your counsel, accountant and tax advisor. A final Prospectus and Prospectus Supplement may be obtained by contacting CGM's Mortgage Trading Desk at (212) 723-6217.

CFMSI 2003-4
$[917,629,000] (Approximate)


                    STRUCTURE OVERVIEW - GROUP I CERTIFICATES


                           TO 10% OPTIONAL TERMINATION

                                                     Est.    Est. Prin.   Expected        Stated       Expected
           Approx.                                   WAL      Window       Final           Final        Ratings
Class  Size ($) (1)(2)          Type        Bmark    (yrs)     (mos)      Maturity       Maturity    (S&P/Moody's)
-----  ---------------  ------------------  -----    -----   ----------   --------       --------    -------------
 AF-1  [289,235,000]     Floater - Senior    1mL     0.80      1-21       Feb 2005       Oct 2033      AAA / Aaa
 AF-2   [71,338,000]      Fixed - Senior    SWAPS    2.00      21-28      Mar 2006       Oct 2033      AAA / Aaa
 AF-3  [109,222,000]      Fixed - Senior    SWAPS    3.00      28-50      Jan 2008       Oct 2033      AAA / Aaa
 AF-4   [46,307,000]      Fixed - Senior    SWAPS    5.00      50-62      Jan 2009       Oct 2033      AAA / Aaa
 AF-5   [43,530,000]    Fixed - Senior NAS  SWAPS    7.63      62-95      Oct 2011       Oct 2033      AAA / Aaa
 AF-6   [74,419,000]      Fixed - Senior    SWAPS    6.48      40-95      Oct 2011       Oct 2033      AAA / Aaa
 MF-1   [22,326,000]       Fixed - Mezz     SWAPS    5.44      39-95      Oct 2011       Oct 2033      AA+ / Aa1
 MF-2   [16,744,000]       Fixed - Mezz     SWAPS    5.43      38-95      Oct 2011       Oct 2033       AA / Aa2
 MF-3   [11,163,000]       Fixed - Mezz     SWAPS    5.42      38-95      Oct 2011       Oct 2033      AA- / Aa3
 MF-4   [13,023,000]       Fixed - Mezz     SWAPS    5.42      38-95      Oct 2011       Oct 2033       A+ / A1
 MF-5   [9,303,000]        Fixed - Mezz     SWAPS    5.42      38-95      Oct 2011       Oct 2033        A / A2
 MF-6   [9,302,000]        Fixed - Mezz     SWAPS    5.41      37-95      Oct 2011       Oct 2033       A- / A3
 MF-7   [13,024,000]       Fixed - Mezz     SWAPS    5.41      37-95      Oct 2011       Oct 2033     BBB+ / Baa1
 MF-8   [7,069,000]        Fixed - Mezz     SWAPS    5.41      37-95      Oct 2011       Oct 2033      BBB / Baa2

                                   TO MATURITY

                                                      Est.   Est. Prin.   Expected        Stated        Expected
           Approx.                                    WAL      Window      Final           Final        Ratings
Class  Size ($) (1)(2)          Type        Bmark    (yrs)     (mos)      Maturity       Maturity    (S&P/Moody's)
-----  ---------------  ------------------  -----    -----   ----------   --------       --------    -------------
AF-1   [289,235,000]     Floater - Senior    1mL     0.80       1-21      Aug 2005       Oct 2033      AAA / Aaa
AF-2    [71,338,000]      Fixed - Senior    SWAPS    2.00       21-28     Mar 2006       Oct 2033      AAA / Aaa
AF-3   [109,222,000]      Fixed - Senior    SWAPS    3.00       28-50     Jan 2008       Oct 2033      AAA / Aaa
AF-4    [46,307,000]      Fixed - Senior    SWAPS    5.00       50-74     Jan 2010       Oct 2033      AAA / Aaa
AF-5    [43,530,000]    Fixed - Senior NAS  SWAPS    11.04     74-215     Oct 2021       Oct 2033      AAA / Aaa
AF-6    [74,419,000]      Fixed - Senior    SWAPS    6.81      40-213     Aug 2021       Oct 2033      AAA / Aaa
MF-1    [22,326,000]       Fixed - Mezz     SWAPS    6.11      39-176     Jul 2018       Oct 2033      AA+ / Aa1
MF-2    [16,744,000]       Fixed - Mezz     SWAPS    6.09      38-172     Mar 2018       Oct 2033       AA / Aa2
MF-3    [11,163,000]       Fixed - Mezz     SWAPS    6.06      38-165     Aug 2017       Oct 2033      AA- / Aa3
MF-4    [13,023,000]       Fixed - Mezz     SWAPS    6.03      38-160     Mar 2017       Oct 2033       A+ / A1
MF-5    [9,303,000]        Fixed - Mezz     SWAPS    6.00      38-153     Aug 2016       Oct 2033        A / A2
MF-6    [9,302,000]        Fixed - Mezz     SWAPS    5.96      37-147     Feb 2016       Oct 2033       A- / A3
MF-7    [13,024,000]       Fixed - Mezz     SWAPS    5.89      37-140     Jul 2015       Oct 2033     BBB+ / Baa1
MF-8    [7,069,000]        Fixed - Mezz     SWAPS    5.80      37-127     Jun 2014       Oct 2033      BBB / Baa2

                                  PRICING SPEED

GROUP I - FIXED          23% HEP
GROUP II - ARMS          27% CPR

(1)   Certificate sizes are subject to a variance of +/- 5%
(2)   Certificate sizes are subject to final rating agency approval

The information herein has been provided solely by Citigroup Global Markets ("CGM") based on information with respect to the mortgage loans provided by CitiFinancial Mortgage and its affiliates. Neither CitiFinancial Mortgage nor any of its affiliates makes any representation as to the accuracy or completeness of the information herein. The information herein is preliminary and supersedes any prior information and will be superseded by the Prospectus and the Prospectus Supplement and by any other information subsequently filed with the Securities and Exchange Commission ("SEC"). All assumptions and information in this report reflect CGM's judgment as of this date and are subject to change. All analyses are based on certain assumptions noted herein and different assumptions could yield substantially different results. You are cautioned that there is no universally accepted method for analyzing financial instruments. You should review the assumptions; there may be differences between these assumptions and your actual business practices. Further, CGM does not guarantee any results and there is no guarantee as to the liquidity of the instruments involved in this analysis. The decision to adopt any strategy remains your responsibility. CGM (or any of its affiliates) or their officers, directors, analysts or employees may have positions in securities, commodities or derivative instruments thereon referred to herein, and may, as principal or agent, buy or sell such securities, commodities or derivative instruments. In addition, CGM may make a market in the securities referred to herein. Neither the information nor the assumptions reflected herein should be construed to be, or constitute, an offer to sell or buy or a solicitation of an offer to sell or buy any securities, commodities or derivative instruments mentioned herein. No sale of any securities, commodities or derivative instruments should be consummated without the purchaser first having received a Prospectus and, if required, a Prospectus Supplement. Finally, CGM has not addressed the legal, accounting and tax implications of the analysis with respect to you, and CGM strongly urges you to seek advice from your counsel, accountant and tax advisor. A final Prospectus and Prospectus Supplement may be obtained by contacting CGM's Mortgage Trading Desk at (212) 723-6217.

CFMSI 2003-4
$[917,629,000] (Approximate)


                   STRUCTURE OVERVIEW - GROUP II CERTIFICATES


                           TO 10% OPTIONAL TERMINATION

                                                  Est.  Est. Prin.   Expected    Stated       Expected
           Approx.                                WAL     Window      Final       Final       Ratings
Class  Size ($) (1)(2)         Type       Bmark  (yrs)    (mos)      Maturity   Maturity   (S&P/Moody's)
-----  ---------------  ----------------  -----  -----  ----------   --------   --------   -------------
 AV-1  [283,578,000]    Floater - Senior   1mL   2.18     1-95       Oct 2011   Oct 2033     AAA / Aaa
 MV-1  [22,993,000]      Floater - Mezz    1mL   4.99     42-95      Oct 2011   Oct 2033     AA+ / Aa1
 MV-2   [5,691,000]      Floater - Mezz    1mL   4.90     41-95      Oct 2011   Oct 2033     AA- / Aa3
 MV-3   [5,691,000]      Floater - Mezz    1mL   4.87     40-95      Oct 2011   Oct 2033      A+ / A1
 MV-4   [5,691,000]      Floater - Mezz    1mL   4.85     39-95      Oct 2011   Oct 2033       A / A2
 MV-5   [5,109,000]      Floater - Mezz    1mL   4.83     39-95      Oct 2011   Oct 2033      A- / A3
 MV-6   [6,813,000]      Floater - Mezz    1mL   4.81     38-95      Oct 2011   Oct 2033    BBB+ / Baa1
 MV-7   [4,258,000]      Floater - Mezz    1mL   4.03     38-95      Oct 2011   Oct 2033     BBB / Baa2

                                  TO MATURITY

                                                  Est.  Est. Prin.   Expected    Stated       Expected
           Approx.                                WAL     Window      Final       Final       Ratings
Class  Size ($) (1)(2)         Type       Bmark  (yrs)    (mos)      Maturity   Maturity   (S&P/Moody's)
-----  ---------------  ----------------  -----  -----  ----------   --------   --------   -------------
 AV-1  [283,578,000]    Floater - Senior   1mL   2.30     1-184      Mar 2019   Oct 2033     AAA / Aaa
 MV-1   [22,993,000]     Floater - Mezz    1mL   5.30    42-154      Sep 2016   Oct 2033     AA+ / Aa1
 MV-2   [5,691,000]      Floater - Mezz    1mL   5.18    41-140      Jul 2015   Oct 2033     AA- / Aa3
 MV-3   [5,691,000]      Floater - Mezz    1mL   5.13    40-135      Feb 2015   Oct 2033      A+ / A1
 MV-4   [5,691,000]      Floater - Mezz    1mL   5.09    39-130      Sep 2014   Oct 2033       A / A2
 MV-5   [5,109,000]      Floater - Mezz    1mL   5.03    39-123      Feb 2014   Oct 2033      A- / A3
 MV-6   [6,813,000]      Floater - Mezz    1mL   4.95    38-116      Jul 2013   Oct 2033    BBB+ / Baa1
 MV-7   [4,258,000]      Floater - Mezz    1mL   4.85    38-104      Jul 2012   Oct 2033     BBB / Baa2

                                  PRICING SPEED

GROUP I - FIXED                         23% HEP

GROUP II - ARMS                         27% CPR

(1)   Certificate sizes are subject to a variance of +/- 5%
(2)   Certificate sizes are subject to final rating agency approval


The information herein has been provided solely by Citigroup Global Markets ("CGM") based on information with respect to the mortgage loans provided by CitiFinancial Mortgage and its affiliates. Neither CitiFinancial Mortgage nor any of its affiliates makes any representation as to the accuracy or completeness of the information herein. The information herein is preliminary and supersedes any prior information and will be superseded by the Prospectus and the Prospectus Supplement and by any other information subsequently filed with the Securities and Exchange Commission ("SEC"). All assumptions and information in this report reflect CGM's judgment as of this date and are subject to change. All analyses are based on certain assumptions noted herein and different assumptions could yield substantially different results. You are cautioned that there is no universally accepted method for analyzing financial instruments. You should review the assumptions; there may be differences between these assumptions and your actual business practices. Further, CGM does not guarantee any results and there is no guarantee as to the liquidity of the instruments involved in this analysis. The decision to adopt any strategy remains your responsibility. CGM (or any of its affiliates) or their officers, directors, analysts or employees may have positions in securities, commodities or derivative instruments thereon referred to herein, and may, as principal or agent, buy or sell such securities, commodities or derivative instruments. In addition, CGM may make a market in the securities referred to herein. Neither the information nor the assumptions reflected herein should be construed to be, or constitute, an offer to sell or buy or a solicitation of an offer to sell or buy any securities, commodities or derivative instruments mentioned herein. No sale of any securities, commodities or derivative instruments should be consummated without the purchaser first having received a Prospectus and, if required, a Prospectus Supplement. Finally, CGM has not addressed the legal, accounting and tax implications of the analysis with respect to you, and CGM strongly urges you to seek advice from your counsel, accountant and tax advisor. A final Prospectus and Prospectus Supplement may be obtained by contacting CGM's Mortgage Trading Desk at (212 723-6217.

CFMSI 2003-4
$[917,629,000] (Approximate)


                          PRELIMINARY SUMMARY OF TERMS


Transaction:                        CitiFinancial Mortgage Securities Inc.
                                    REMIC Pass-Through Certificates, Series
                                    2003-4

Certificates Offered:               $[736,005,000] Group I Senior Certificates
                                    $[340,634,000] Group II Senior Certificates
                                    (each subject to a variance of 5%)

Issuer:                             CitiFinancial Mortgage Securities Inc.

Originator and  Servicer:           CitiFinancial Mortgage Company, Inc.

Servicer Fee:                       0.50% per annum

Trustee:                            U.S. Bank National Association

Administrative Fee:                 0.02% per annum

Note Custodian:                     Wachovia Bank, N.A.

Group I Certificates:               Class AF-1, Class AF-2, Class AF-3, Class
                                    AF-4, Class AF-5, Class AF-6, Class MF-1,
                                    Class MF-2, Class MF-3, Class MF-4, Class
                                    MF-5, Class MF-6, Class MF-7 and Class MF-8
                                    Certificates

Group II Certificates:              Class AV-1, Class MV-1, Class MV-2, Class
                                    MV-3, Class MV-4, Class MV-5, Class MV-6 and
                                    Class MV-7 Certificates

Group I Senior Certificates:        Class AF-1, Class AF-2, Class AF-3, Class
                                    AF-4, Class AF-5 and Class AF-6 Certificates

Group I Subordinate Certificates:   Class MF-1, Class MF-2, Class MF-3, Class
                                    MF-4, Class MF-5, Class MF-6, Class MF-7 and
                                    Class MF-8 Certificates

Group II Senior Certificates:       Class AV-1 Certificates

Group II Subordinate Certificates:  Class MV-1, Class MV-2, Class MV-3, Class
                                    MV-4, Class MV-5, Class MV-6 and Class MV-7
                                    Certificates

The Offered Certificates:           Class AF-1, Class AF-2, Class AF-3, Class
                                    AF-4, Class AF-5, Class AF-6 and Class AV-1
                                    Certificates

The Non-Offered Certificates:       Class MF-1, Class MF-2, Class MF-3, Class
                                    MF-4, Class MF-5, Class MF-6, Class MF-7,
                                    Class MF-8, Class MV-1, Class MV-2, Class
                                    MV-3, Class MV-4, Class MV-5, Class MV-6 and
                                    Class MV-7 Certificates


The information herein has been provided solely by Citigroup Global Markets ("CGM") based on information with respect to the mortgage loans provided by CitiFinancial Mortgage and its affiliates. Neither CitiFinancial Mortgage nor any of its affiliates makes any representation as to the accuracy or completeness of the information herein. The information herein is preliminary and supersedes any prior information and will be superseded by the Prospectus and the Prospectus Supplement and by any other information subsequently filed with the Securities and Exchange Commission ("SEC"). All assumptions and information in this report reflect CGM's judgment as of this date and are subject to change. All analyses are based on certain assumptions noted herein and different assumptions could yield substantially different results. You are cautioned that there is no universally accepted method for analyzing financial instruments. You should review the assumptions; there may be differences between these assumptions and your actual business practices. Further, CGM does not guarantee any results and there is no guarantee as to the liquidity of the instruments involved in this analysis. The decision to adopt any strategy remains your responsibility. CGM (or any of its affiliates) or their officers, directors, analysts or employees may have positions in securities, commodities or derivative instruments thereon referred to herein, and may, as principal or agent, buy or sell such securities, commodities or derivative instruments. In addition, CGM may make a market in the securities referred to herein. Neither the information nor the assumptions reflected herein should be construed to be, or constitute, an offer to sell or buy or a solicitation of an offer to sell or buy any securities, commodities or derivative instruments mentioned herein. No sale of any securities, commodities or derivative instruments should be consummated without the purchaser first having received a Prospectus and, if required, a Prospectus Supplement. Finally, CGM has not addressed the legal, accounting and tax implications of the analysis with respect to you, and CGM strongly urges you to seek advice from your counsel, accountant and tax advisor. A final Prospectus and Prospectus Supplement may be obtained by contacting CGM's Mortgage Trading Desk at (212) 723-6217.

CFMSI 2003-4
$[917,629,000] (Approximate)


                          PRELIMINARY SUMMARY OF TERMS


Certificate Ratings:                The Offered Certificates are expected to
                                    receive ratings of AAA/Aaa/AAA from Standard
                                    & Poor's Ratings Service, a division of The
                                    McGraw-Hill Companies, Inc. ("S&P") , and
                                    Moody's Investors Service, Inc. ("Moody's")

Underwriters:                       Citigroup Global Markets Inc. (lead manager)
                                    [                    ] (co-manager)
                                    [                    ] (co-manager)

Pricing Date:                       November  [18], 2003

Settlement Date:                    November 25, 2003

Record Date:                        For the Group I Certificates, with the
                                    exception of the Class AF-1 Certificates, the last business day of the month preceding the month in which the Distribution Date occurs. For the Class AF-1 Certificates and the Group II Certificates, the business day immediately preceding the Distribution Date.

Distribution Date:                  25th of each month, or the next succeeding
                                    Business Day (First Payment Date: December
                                    26, 2003)

Cut-Off Date:                       November 1, 2003

Statistical Calculation Date:       November 1, 2003

Delay Days:                         24 days on the Group I Certificates (with
                                    the exception of the Class AF-1
                                    Certificates); 0 days on the Class AF-1
                                    Certificates and the Group II Certificates

Day Count:                          30/360 on Group I Certificates (with the
                                    exception of the Class AF-1 Certificates);
                                    Actual /360 on the Class AF-1 Certificates and the Group II Certificates


The information herein has been provided solely by Citigroup Global Markets ("CGM") based on information with respect to the mortgage loans provided by CitiFinancial Mortgage and its affiliates. Neither CitiFinancial Mortgage nor any of its affiliates makes any representation as to the accuracy or completeness of the information herein. The information herein is preliminary and supersedes any prior information and will be superseded by the Prospectus and the Prospectus Supplement and by any other information subsequently filed with the Securities and Exchange Commission ("SEC"). All assumptions and information in this report reflect CGM's judgment as of this date and are subject to change. All analyses are based on certain assumptions noted herein and different assumptions could yield substantially different results. You are cautioned that there is no universally accepted method for analyzing financial instruments. You should review the assumptions; there may be differences between these assumptions and your actual business practices. Further, CGM does not guarantee any results and there is no guarantee as to the liquidity of the instruments involved in this analysis. The decision to adopt any strategy remains your responsibility. CGM (or any of its affiliates) or their officers, directors, analysts or employees may have positions in securities, commodities or derivative instruments thereon referred to herein, and may, as principal or agent, buy or sell such securities, commodities or derivative instruments. In addition, CGM may make a market in the securities referred to herein. Neither the information nor the assumptions reflected herein should be construed to be, or constitute, an offer to sell or buy or a solicitation of an offer to sell or buy any securities, commodities or derivative instruments mentioned herein. No sale of any securities, commodities or derivative instruments should be consummated without the purchaser first having received a Prospectus and, if required, a Prospectus Supplement. Finally, CGM has not addressed the legal, accounting and tax implications of the analysis with respect to you, and CGM strongly urges you to seek advice from your counsel, accountant and tax advisor. A final Prospectus and Prospectus Supplement may be obtained by contacting CGM's Mortgage Trading Desk at (212) 723-6217.

CFMSI 2003-4
$[917,629,000] (Approximate)


                          PRELIMINARY SUMMARY OF TERMS


Accrued Interest:                   With the exception of the Class AF-1
                                    Certificates, the Group I Certificates
                                    settle with accrued interest from November
                                    1, 2003. The Class AF-1 Certificates and the
                                    Group II Certificates settle flat (no
                                    accrued interest).

Interest Accrual Period:            With respect to the Group I Certificates
                                    (with the exception of the Class AF-1
                                    Certificates), interest accrues during the month preceding the current Distribution
                                    Date.

                                    With respect to the Class AF-1 Certificates and the Group II Certificates, interest accrues from the previous Distribution Date (or in the case of the first Distribution Date, from the Closing Date) to the day prior to the current Distribution Date.

Clearing:                           DTC, Euroclear or Clearstream

SMMEA Eligibility:                  The Offered Certificates are expected to be
                                    SMMEA eligible.

ERISA Eligibility:                  The Offered Certificates are expected to be
                                    ERISA eligible.

Tax Status:                         One or more REMICs for Federal income tax
                                    purposes

Company Profile:                    CitiFinancial Mortgage Company, Inc. ("CFMC"
                                    or the "Company") is a subsidiary of
                                    CitiFinancial Credit Company
                                    ("CitiFinancial"), which is a wholly-owned subsidiary of Citigroup (symbol "C" on the NYSE and rated AA+/Aa1/AA- by Fitch, Moody's and S&P). CitiFinancial traces its roots back to Commercial Credit Corporation, a consumer finance company that was founded in 1912. CFMC, headquartered in Irving, Texas, provides primarily sub-prime mortgage loans nationwide through direct and indirect channels. In November of 2000, Citigroup completed its merger with Associates First
                                    Capital Corporation and merged its mortgage operations with the CitiFinancial real estate lending operations to form CFMC.

                                    CFMC currently has over 3,000 employees. The
                                    Company has a serviced loan portfolio of approximately $23 billion, with origination volume of approximately $580 million per month. The Company operates a centralized Servicing Department out of four locations, three in Texas and one in Arizona. CFMC's servicing is rated RPS3+ by Fitch Ratings. CFMC has been placed on S&P's select list as servicer and special servicer.


The information herein has been provided solely by Citigroup Global Markets ("CGM") based on information with respect to the mortgage loans provided by CitiFinancial Mortgage and its affiliates. Neither CitiFinancial Mortgage nor any of its affiliates makes any representation as to the accuracy or completeness of the information herein. The information herein is preliminary and supersedes any prior information and will be superseded by the Prospectus and the Prospectus Supplement and by any other information subsequently filed with the Securities and Exchange Commission ("SEC"). All assumptions and information in this report reflect CGM's judgment as of this date and are subject to change. All analyses are based on certain assumptions noted herein and different assumptions could yield substantially different results. You are cautioned that there is no universally accepted method for analyzing financial instruments. You should review the assumptions; there may be differences between these assumptions and your actual business practices. Further, CGM does not guarantee any results and there is no guarantee as to the liquidity of the instruments involved in this analysis. The decision to adopt any strategy remains your responsibility. CGM (or any of its affiliates) or their officers, directors, analysts or employees may have positions in securities, commodities or derivative instruments thereon referred to herein, and may, as principal or agent, buy or sell such securities, commodities or derivative instruments. In addition, CGM may make a market in the securities referred to herein. Neither the information nor the assumptions reflected herein should be construed to be, or constitute, an offer to sell or buy or a solicitation of an offer to sell or buy any securities, commodities or derivative instruments mentioned herein. No sale of any securities, commodities or derivative instruments should be consummated without the purchaser first having received a Prospectus and, if required, a Prospectus Supplement. Finally, CGM has not addressed the legal, accounting and tax implications of the analysis with respect to you, and CGM strongly urges you to seek advice from your counsel, accountant and tax advisor. A final Prospectus and Prospectus Supplement may be obtained by contacting CGM's Mortgage Trading Desk at (212) 723-6217.

CFMSI 2003-4
$[917,629,000] (Approximate)


                          PRELIMINARY SUMMARY OF TERMS


Group I Senior Certificates         The monthly Pass-Through Rates of the Group
 Interest Rates:                    I Senior Certificates will be as follows:
                                      Class AF-1: The lesser of:
                                                   (i) 1-month LIBOR + [TBD]%
                                                  (ii) The Group I Net WAC Cap
                                      Class AF-2    [TBD] %
                                      Class AF-3    [TBD] %
                                      Class AF-4    [TBD] %
                                      Class AF-5    [TBD] %
                                      Class AF-6    [TBD] %

                                    For any Distribution Date, the Pass-Through
                                    Rate for the Class AF-1 Certificates is
                                    limited to the Group I Net WAC Cap. The
                                    Class AF-1 Certificates will be entitled to recover the resulting Group I Net WAC Cap Carryover on such Distribution Date or future Distribution Dates to the extent of available funds.

Group I Subordinate Certificates    The monthly Pass-Through Rates on the Group
Interest Rates:                     I Subordinate Certificates will be as
                                    follows:
                                      Class MF-1    [TBD] %
                                      Class MF-2    [TBD] %
                                      Class MF-3    [TBD] %
                                      Class MF-4    [TBD] %
                                      Class MF-5    [TBD] %
                                      Class MF-6    [TBD] %
                                      Class MF-7    [TBD] %
                                      Class MF-8    [TBD] %

Group II Senior Certificates        The monthly Pass-Through Rate of the Group
Interest Rate:                      II Senior Certificates will be as follows:
                                    Class AV-1: The lesser of:
                                                   (i) 1-month LIBOR + [TBD]%
                                                  (ii) The Group II Net WAC Cap

                                    For any Distribution Date, the Pass-Through
                                    Rate for the Group II Senior Certificates is limited to the Group II Net WAC Cap. The Group II Senior Certificates will be entitled to recover the resulting Group II Net WAC Cap Carryover on such Distribution Date or future Distribution Dates to the extent of available funds.


The information herein has been provided solely by Citigroup Global Markets ("CGM") based on information with respect to the mortgage loans provided by CitiFinancial Mortgage and its affiliates. Neither CitiFinancial Mortgage nor any of its affiliates makes any representation as to the accuracy or completeness of the information herein. The information herein is preliminary and supersedes any prior information and will be superseded by the Prospectus and the Prospectus Supplement and by any other information subsequently filed with the Securities and Exchange Commission ("SEC"). All assumptions and information in this report reflect CGM's judgment as of this date and are subject to change. All analyses are based on certain assumptions noted herein and different assumptions could yield substantially different results. You are cautioned that there is no universally accepted method for analyzing financial instruments. You should review the assumptions; there may be differences between these assumptions and your actual business practices. Further, CGM does not guarantee any results and there is no guarantee as to the liquidity of the instruments involved in this analysis. The decision to adopt any strategy remains your responsibility. CGM (or any of its affiliates) or their officers, directors, analysts or employees may have positions in securities, commodities or derivative instruments thereon referred to herein, and may, as principal or agent, buy or sell such securities, commodities or derivative instruments. In addition, CGM may make a market in the securities referred to herein. Neither the information nor the assumptions reflected herein should be construed to be, or constitute, an offer to sell or buy or a solicitation of an offer to sell or buy any securities, commodities or derivative instruments mentioned herein. No sale of any securities, commodities or derivative instruments should be consummated without the purchaser first having received a Prospectus and, if required, a Prospectus Supplement. Finally, CGM has not addressed the legal, accounting and tax implications of the analysis with respect to you, and CGM strongly urges you to seek advice from your counsel, accountant and tax advisor. A final Prospectus and Prospectus Supplement may be obtained by contacting CGM's Mortgage Trading Desk at (212) 723-6217.

CFMSI 2003-4
$[917,629,000] (Approximate)


                          PRELIMINARY SUMMARY OF TERMS


Group II Subordinate Interest       The monthly Pass-Through Rates on the Group
Rates:                              II Subordinate Certificates will be as
                                    follows:
                                    Class MV-1:  The lesser of:
                                               (i) 1-month LIBOR + [TBD]%
                                              (ii) The Group II Net WAC Cap
                                    Class MV-2:  The lesser of:
                                               (i) 1-month LIBOR + [TBD]%
                                              (ii) The Group II Net WAC Cap
                                    Class MV-3:  The lesser of:
                                               (i) 1-month LIBOR + [TBD]%
                                              (ii) The Group II Net WAC Cap
                                    Class MV-4:  The lesser of:
                                               (i) 1-month LIBOR + [TBD]%
                                              (ii) The Group II Net WAC Cap
                                    Class MV-5:  The lesser of:
                                               (i) 1-month LIBOR + [TBD]%
                                              (ii) The Group II Net WAC Cap
                                    Class MV-6:  The lesser of:
                                               (i) 1-month LIBOR + [TBD]%
                                              (ii) The Group II Net WAC Cap
                                    Class MV-7:  The lesser of:
                                               (i) 1-month LIBOR + [TBD]%
                                              (ii) The Group II Net WAC Cap

                                    For any Distribution Date, the Pass-Through
                                    Rates for the Group II Subordinate
                                    Certificates are limited to the Group II Net
                                    WAC Cap. The Group II Subordinate
                                    Certificates will be entitled to recover the resulting Group II Net WAC Cap Carryover on such Distribution Date or future Distribution Dates to the extent of available funds.

Excess Interest:                    The initial weighted average net coupon of
                                    the Mortgage Loans will be greater than the weighted average interest rates on the Certificates, resulting in Excess Interest calculated approximately in the following manner:

                                    Group I -Fixed
                                    Initial Gross WAC(2):                         [ 6.98 ]%
                                        Less Fees and Expenses:(1)                    (0.52)%
                                        Initial Certificate Coupon (approx) (2):  [(3.06)]%
                                                                                  ---------
                                    Approximate Initial Excess Interest(2):         [ 3.40 ]%

                                    Group II - ARMs

                                    Initial Gross WAC(2):                         [ 7.15 ]%
                                        Less Fees and Expenses:(1)                    (0.52)%
                                        Initial Certificate Coupon (approx)(2):   [(1.50)]%
                                                                                  ---------
                                    Approximate Initial Excess Interest(2):       [ 5.13 ]%

                                      (1) Includes Servicer Fee Rate and
                                          Administrative Fee Rate
                                      (2) This amount will vary on each
                                          distribution date based on changes to:
                                              (i)  Interest rates on the
                                                   mortgage loans, and/or
                                              (ii) The Certificate Pass-Through
                                                   Rate


The information herein has been provided solely by Citigroup Global Markets ("CGM") based on information with respect to the mortgage loans provided by CitiFinancial Mortgage and its affiliates. Neither CitiFinancial Mortgage nor any of its affiliates makes any representation as to the accuracy or completeness of the information herein. The information herein is preliminary and supersedes any prior information and will be superseded by the Prospectus and the Prospectus Supplement and by any other information subsequently filed with the Securities and Exchange Commission ("SEC"). All assumptions and information in this report reflect CGM's judgment as of this date and are subject to change. All analyses are based on certain assumptions noted herein and different assumptions could yield substantially different results. You are cautioned that there is no universally accepted method for analyzing financial instruments. You should review the assumptions; there may be differences between these assumptions and your actual business practices. Further, CGM does not guarantee any results and there is no guarantee as to the liquidity of the instruments involved in this analysis. The decision to adopt any strategy remains your responsibility. CGM (or any of its affiliates) or their officers, directors, analysts or employees may have positions in securities, commodities or derivative instruments thereon referred to herein, and may, as principal or agent, buy or sell such securities, commodities or derivative instruments. In addition, CGM may make a market in the securities referred to herein. Neither the information nor the assumptions reflected herein should be construed to be, or constitute, an offer to sell or buy or a solicitation of an offer to sell or buy any securities, commodities or derivative instruments mentioned herein. No sale of any securities, commodities or derivative instruments should be consummated without the purchaser first having received a Prospectus and, if required, a Prospectus Supplement. Finally, CGM has not addressed the legal, accounting and tax implications of the analysis with respect to you, and CGM strongly urges you to seek advice from your counsel, accountant and tax advisor. A final Prospectus and Prospectus Supplement may be obtained by contacting CGM's Mortgage Trading Desk at (212) 723-6217.

CFMSI 2003-4
$[917,629,000] (Approximate)


                          PRELIMINARY SUMMARY OF TERMS


Delinquency Advances:               The Servicer will advance delinquent
                                    interest and principal to the trust out of its own funds or out of collections on the Mortgage Loans that are not required to be distributed on the related Distribution
                                    Date, as long as the Servicer, in its sole discretion, deems such amounts to be recoverable. The Servicer is entitled to be reimbursed for these advances, therefore, these advances are not a form of credit enhancement.

Servicing Advances:                 The Servicer will pay all out-of-pocket
                                    costs related to its obligations, including, but not limited to: (a) expenses in connection with a foreclosed Mortgage Loan prior to the liquidation of that Mortgage
                                    Loan, (b) the costs of any judicial
                                    proceedings, including foreclosures and (c) the cost of managing and liquidating property acquired in relation to the Mortgage Loans, as long as it deems such costs to be recoverable. The Servicer is entitled to be reimbursed for these advances, therefore, these advances are not a form of credit enhancement.

Compensating Interest:              The Servicer will be required to remit any
                                    interest shortfalls due to the receipt of less than 30 days of accrued interest with a full or partial prepayment to the extent funds are available after making other required distributions on the related
                                    Distribution Date, subject to a maximum of 50% of the Servicer Fee.

Group I Net WAC Cap                 The Certificate Interest Rate of the Class
                                    AF-1 Certificates adjusts monthly and is equal to the lesser of (i) one month LIBOR plus the applicable margin (the "Formula
                                    Rate") and (ii) the Group I Net WAC Cap. As to any Distribution Date and the Class AF-1
                                    Certificates, the Group I Net WAC Cap is equal to the product of (i) the weighted average interest rate of the Group I
                                    Mortgage Loans less the Servicer Fee Rate and the Administrative Fee Rate, and (ii) 30 divided by the number of days in the related accrual period.

Group I Net WAC Cap Carryover:      As to any Distribution Date and the Class
                                    AF-1 Certificates, the sum of (a) the
                                    excess, if any, of the amount payable under the related Formula Rate over the amount payable due to the Group I Net WAC Cap for such Class and such Distribution Date, (b) any Group I Net WAC Carryover remaining unpaid from prior Distribution Dates and (c) one month's interest on the amount in clause
                                    (b) calculated at the related Formula Rate.

Group II Net WAC Cap:               The Certificate Interest Rates of the Group
                                    II Senior Certificates and the Group II
                                    Subordinate Certificates adjust monthly and are equal to the lesser of (i) one month
                                    LIBOR plus the applicable margin (the
                                    "Formula Rate") and (ii) the Group II Net
                                    WAC Cap. As to any Distribution Date and the
                                    Group II Senior Certificates and the Group
                                    II Subordinate Certificates, the Group II
                                    Net WAC Cap is equal to the product of (i) the weighted average interest rate of the Group II Mortgage Loans less the Servicer
                                    Fee Rate and the Administrative Fee Rate, and (ii) 30 divided by the number of days in the related accrual period.

Group II Net WAC Cap Carryover:     As to any Distribution Date and the Group II
                                    Senior Certificates and the Group II
                                    Subordinate Certificates, the sum of (a) the excess, if any, of the amount payable under the related Formula Rate over the amount payable due to the Group II Net WAC Cap for the related class and Distribution Date, (b) any Group II Net WAC Carryover remaining unpaid from prior Distribution Dates and (c) one month's interest on the amount in clause
                                    (b) calculated at the related Formula Rate.


The information herein has been provided solely by Citigroup Global Markets ("CGM") based on information with respect to the mortgage loans provided by CitiFinancial Mortgage and its affiliates. Neither CitiFinancial Mortgage nor any of its affiliates makes any representation as to the accuracy or completeness of the information herein. The information herein is preliminary and supersedes any prior information and will be superseded by the Prospectus and the Prospectus Supplement and by any other information subsequently filed with the Securities and Exchange Commission ("SEC"). All assumptions and information in this report reflect CGM's judgment as of this date and are subject to change. All analyses are based on certain assumptions noted herein and different assumptions could yield substantially different results. You are cautioned that there is no universally accepted method for analyzing financial instruments. You should review the assumptions; there may be differences between these assumptions and your actual business practices. Further, CGM does not guarantee any results and there is no guarantee as to the liquidity of the instruments involved in this analysis. The decision to adopt any strategy remains your responsibility. CGM (or any of its affiliates) or their officers, directors, analysts or employees may have positions in securities, commodities or derivative instruments thereon referred to herein, and may, as principal or agent, buy or sell such securities, commodities or derivative instruments. In addition, CGM may make a market in the securities referred to herein. Neither the information nor the assumptions reflected herein should be construed to be, or constitute, an offer to sell or buy or a solicitation of an offer to sell or buy any securities, commodities or derivative instruments mentioned herein. No sale of any securities, commodities or derivative instruments should be consummated without the purchaser first having received a Prospectus and, if required, a Prospectus Supplement. Finally, CGM has not addressed the legal, accounting and tax implications of the analysis with respect to you, and CGM strongly urges you to seek advice from your counsel, accountant and tax advisor. A final Prospectus and Prospectus Supplement may be obtained by contacting CGM's Mortgage Trading Desk at (212) 723-6217.

CFMSI 2003-4
$[917,629,000] (Approximate)


                          PRELIMINARY SUMMARY OF TERMS

Group I Principal Distribution      On any Distribution Date, the lesser of (i)
Amount:                             the outstanding principal balance of the
                                    Group I Certificates and (ii) the aggregate principal collections on the Group I
                                    Mortgage Loans minus any Group I
                                    Subordination Decrease Amount plus any Group
                                    I Subordination Increase Amount.

Group I Senior Principal            Prior to the Group I Stepdown Date or while
Distribution Amount:                a Group I Trigger Event is in effect, the
                                    Group I Senior Principal Distribution Amount will equal 100% of the Group I Principal
                                    Distribution Amount.

                                    On or after the Group I Stepdown Date,
                                    assuming a Group I Trigger Event is not in effect, the Group I Senior Principal Distribution Amount will equal the lesser of
                                    (i) the Group I Principal Distribution
                                    Amount and (ii) the excess of the
                                    outstanding principal balance of the Group I
                                    Senior Certificates over the lesser of (a) approximately [67.20]% times the outstanding principal balance of the Group I Mortgage Loans as of the last day of the related Due Period and (b) the outstanding principal balance of the Group I Mortgage Loans as of the last day of the related Due Period minus the Group I OC Floor.

                                    The remaining principal amount, if any, will be allocated to the Group I Subordinate Certificates to maintain their respective Group I Stepdown Percentages.

Class AF-5 Principal Distribution   On any Distribution Date, the Class AF-5
Amount:                             Principal Distribution Amount is equal to
                                    the Class AF-5 Lockout Percentage multiplied by the Class AF-5 Pro-Rata Allocation
                                    Percentage of the Group I Senior Principal
                                    Distribution Amount. The Class AF-5 Pro-Rata
                                    Allocation Percentage (the "Class AF-5
                                    Pro-Rata Allocation Percentage") is equal to the outstanding principal balance of the Class AF-5 Certificates divided by the aggregate outstanding principal balance of the Class AF-1, Class AF-2, Class AF-3,
                                    Class AF-4 , Class AF-5 and Class AF-6
                                    Certificates. The Class AF-5 Lockout
                                    Percentage is equal to the following:

                                    Distribution Dates  Class AF-5 Lockout Percentage
                                    ------------------  -----------------------------
                                           1 - 36                    0%
                                          37 - 60                   45%
                                          61 - 72                   80%
                                          73 - 84                  100%
                                     85 and thereafter             300%

The information herein has been provided solely by Citigroup Global Markets ("CGM") based on information with respect to the mortgage loans provided by CitiFinancial Mortgage and its affiliates. Neither CitiFinancial Mortgage nor any of its affiliates makes any representation as to the accuracy or completeness of the information herein. The information herein is preliminary and supersedes any prior information and will be superseded by the Prospectus and the Prospectus Supplement and by any other information subsequently filed with the Securities and Exchange Commission ("SEC"). All assumptions and information in this report reflect CGM's judgment as of this date and are subject to change. All analyses are based on certain assumptions noted herein and different assumptions could yield substantially different results. You are cautioned that there is no universally accepted method for analyzing financial instruments. You should review the assumptions; there may be differences between these assumptions and your actual business practices. Further, CGM does not guarantee any results and there is no guarantee as to the liquidity of the instruments involved in this analysis. The decision to adopt any strategy remains your responsibility. CGM (or any of its affiliates) or their officers, directors, analysts or employees may have positions in securities, commodities or derivative instruments thereon referred to herein, and may, as principal or agent, buy or sell such securities, commodities or derivative instruments. In addition, CGM may make a market in the securities referred to herein. Neither the information nor the assumptions reflected herein should be construed to be, or constitute, an offer to sell or buy or a solicitation of an offer to sell or buy any securities, commodities or derivative instruments mentioned herein. No sale of any securities, commodities or derivative instruments should be consummated without the purchaser first having received a Prospectus and, if required, a Prospectus Supplement. Finally, CGM has not addressed the legal, accounting and tax implications of the analysis with respect to you, and CGM strongly urges you to seek advice from your counsel, accountant and tax advisor. A final Prospectus and Prospectus Supplement may be obtained by contacting CGM's Mortgage Trading Desk at (212) 723-6217.

CFMSI 2003-4
$[917,629,000] (Approximate)


                          PRELIMINARY SUMMARY OF TERMS


Class MF-1 Principal                (i) Prior to the Group I Stepdown Date and
Distribution Amount:                on any Distribution Date on which a Group I
                                    Trigger Event is in effect, zero if any of the Group I Senior Certificates remain outstanding; 100% of the Group I Principal
                                    Distribution Amount if the Group I Senior
                                    Certificates have been reduced to zero; (ii) on or after the Group I Stepdown Date and to the extent a Group I Trigger Event is not in effect, the excess of (i) the sum of (a) the aggregate outstanding principal balance of the Group I Senior Certificates after distribution of the Group I Senior Principal
                                    Distribution Amount on the related
                                    Distribution Date and (b) the outstanding principal balance of the Class MF-1
                                    Certificates immediately prior to the
                                    related Distribution Date over (ii) the
                                    lesser of (a) approximately [73.20]% times the outstanding principal balance of the Group I Mortgage Loans as of the last day of the related Due Period and (b) the outstanding principal balance of the Group I
                                    Mortgage Loans as of the last day of the related Due Period minus the Group I OC
                                    Floor.

Class MF-2 Principal                (i) Prior to the Group I Stepdown Date and
Distribution Amount:                on any Distribution Date on which a Group I
                                    Trigger Event is in effect, zero if any of the Group I Senior or Class MF-1
                                    Certificates remain outstanding; 100% of the Group I Principal Distribution Amount if the
                                    Group I Senior and Class MF-1 Certificates have been reduced to zero; (ii) on or after the Group I Stepdown Date and to the extent a Group I Trigger Event is not in effect, the excess of (i) the sum of (a) the aggregate outstanding principal balance of the Group I Senior and Class MF-1
                                    Certificates after distribution of the Group
                                    I Senior and Class MF-1 Principal
                                    Distribution Amounts, respectively, on the related Distribution Date and (b) the outstanding principal balance of the Class
                                    MF-2 Certificates immediately prior to the related Distribution Date over (ii) the lesser of (a) approximately [75.50]% times the outstanding principal balance of the Group I Mortgage Loans as of the last day of the related Due Period and (b) the outstanding principal balance of the Group I
                                    Mortgage Loans as of the last day of the related Due Period minus the Group I OC
                                    Floor.

Class MF-3 Principal                (i) Prior to the Group I Stepdown Date and
Distribution Amount:                on any Distribution Date on which a Group I
                                    Trigger Event is in effect, zero if any of the Group I Senior, Class MF-1 or Class MF-2
                                    Certificates remain outstanding; 100% of the Group I Principal Distribution Amount if the
                                    Group I Senior, Class MF-1 and Class MF-2
                                    Certificates have been reduced to zero; (ii) on or after the Group I Stepdown Date and to the extent a Group I Trigger Event is not in effect, the excess of (i) the sum of (a) the aggregate outstanding principal balance of the Group I Senior, Class MF-1 and Class
                                    MF-2 Certificates after distribution of the Group I Senior, Class MF-1 and Class MF-2
                                    Principal Distribution Amounts,
                                    respectively, on the related Distribution
                                    Date and (b) the outstanding principal
                                    balance of the Class MF-3 Certificates
                                    immediately prior to the related
                                    Distribution Date over (ii) the lesser of
                                    (a) approximately [78.50]% times the
                                    outstanding principal balance of the Group I
                                    Mortgage Loans as of the last day of the related Due Period and (b) the outstanding principal balance of the Group I Mortgage
                                    Loans as of the last day of the related Due
                                    Period minus the Group I OC Floor.


The information herein has been provided solely by Citigroup Global Markets ("CGM") based on information with respect to the mortgage loans provided by CitiFinancial Mortgage and its affiliates. Neither CitiFinancial Mortgage nor any of its affiliates makes any representation as to the accuracy or completeness of the information herein. The information herein is preliminary and supersedes any prior information and will be superseded by the Prospectus and the Prospectus Supplement and by any other information subsequently filed with the Securities and Exchange Commission ("SEC"). All assumptions and information in this report reflect CGM's judgment as of this date and are subject to change. All analyses are based on certain assumptions noted herein and different assumptions could yield substantially different results. You are cautioned that there is no universally accepted method for analyzing financial instruments. You should review the assumptions; there may be differences between these assumptions and your actual business practices. Further, CGM does not guarantee any results and there is no guarantee as to the liquidity of the instruments involved in this analysis. The decision to adopt any strategy remains your responsibility. CGM (or any of its affiliates) or their officers, directors, analysts or employees may have positions in securities, commodities or derivative instruments thereon referred to herein, and may, as principal or agent, buy or sell such securities, commodities or derivative instruments. In addition, CGM may make a market in the securities referred to herein. Neither the information nor the assumptions reflected herein should be construed to be, or constitute, an offer to sell or buy or a solicitation of an offer to sell or buy any securities, commodities or derivative instruments mentioned herein. No sale of any securities, commodities or derivative instruments should be consummated without the purchaser first having received a Prospectus and, if required, a Prospectus Supplement. Finally, CGM has not addressed the legal, accounting and tax implications of the analysis with respect to you, and CGM strongly urges you to seek advice from your counsel, accountant and tax advisor. A final Prospectus and Prospectus Supplement may be obtained by contacting CGM's Mortgage Trading Desk at (212) 723-6217.

CFMSI 2003-4
$[917,629,000] (Approximate)


                          PRELIMINARY SUMMARY OF TERMS


Class MF-4 Principal                (i) Prior to the Group I Stepdown Date and
Distribution Amount:                on any Distribution Date on which a Group I
                                    Trigger Event is in effect, zero if any of the Group I Senior, Class MF-1, Class MF-2 or Class MF-3 Certificates remain outstanding; 100% of the Group I Principal
                                    Distribution Amount if the Group I Senior,
                                    Class MF-1, Class MF-2 and Class MF-3
                                    Certificates have been reduced to zero; (ii) on or after the Group I Stepdown Date and to the extent a Group I Trigger Event is not in effect, the excess of (i) the sum of (a) the aggregate outstanding principal balance of the Group I Senior, Class MF-1, Class MF-2 and Class MF-3 Certificates after distribution of the Group I Senior, Class
                                    MF-1, Class MF-2 and Class MF-3 Principal
                                    Distribution Amounts, respectively, on the related Distribution Date and (b) the outstanding principal balance of the Class
                                    MF-4 Certificates immediately prior to the related Distribution Date over (ii) the lesser of (a) approximately [82.00]% times the outstanding principal balance of the Group I Mortgage Loans as of the last day of the related Due Period and (b) the outstanding principal balance of the Group I
                                    Mortgage Loans as of the last day of the related Due Period minus the Group I OC
                                    Floor.

Class MF-5 Principal                (i) Prior to the Group I Stepdown Date and
Distribution Amount:                on any Distribution Date on which a Group I
                                    Trigger Event is in effect, zero if any of the Group I Senior, Class MF-1, Class MF-2,
                                    Class MF-3 or Class MF-4 Certificates remain outstanding; 100% of the Group I Principal
                                    Distribution Amount if the Group I Senior,
                                    Class MF-1, Class MF-2, Class MF-3 and Class
                                    MF-4 Certificates have been reduced to zero;
                                    (ii) on or after the Group I Stepdown Date and to the extent a Group I Trigger Event is not in effect, the excess of (i) the sum of
                                    (a) the aggregate outstanding principal
                                    balance of the Group I Senior, Class MF-1,
                                    Class MF-2, Class MF-3 and Class MF-4
                                    Certificates after distribution of the Group
                                    I Senior, Class MF-1, Class MF-2, Class MF-3 and Class MF-4 Principal Distribution
                                    Amounts, respectively, on the related
                                    Distribution Date and (b) the outstanding principal balance of the Class MF-5
                                    Certificates immediately prior to the
                                    related Distribution Date over (ii) the
                                    lesser of (a) approximately [84.50]% times the outstanding principal balance of the Group I Mortgage Loans as of the last day of the related Due Period and (b) the outstanding principal balance of the Group I
                                    Mortgage Loans as of the last day of the related Due Period minus the Group I OC
                                    Floor.

Class MF-6 Principal                (i) Prior to the Group I Stepdown Date and
Distribution Amount:                on any Distribution Date on which a Group I
                                    Trigger Event is in effect, zero if any of the Group I Senior, Class MF-1, Class MF-2,
                                    Class MF-3, Class MF-4 or Class MF-5
                                    Certificates remain outstanding; 100% of the Group I Principal Distribution Amount if the
                                    Group I Senior, Class MF-1, Class MF-2,
                                    Class MF-3, Class MF-4 and Class MF-5
                                    Certificates have been reduced to zero; (ii) on or after the Group I Stepdown Date and to the extent a Group I Trigger Event is not in effect, the excess of (i) the sum of (a) the aggregate outstanding principal balance of the Group I Senior, Class MF-1, Class MF-2,
                                    Class MF-3, Class MF-4, and Class MF-5
                                    Certificates after distribution of the Group
                                    I Senior, Class MF-1, Class MF-2, Class
                                    MF-3, Class MF-4 and Class MF-5 Principal
                                    Distribution Amounts, respectively, on the related Distribution Date and (b) the outstanding principal balance of the Class
                                    MF-6 Certificates immediately prior to the related Distribution Date over (ii) the lesser of (a) approximately [87.00]% times the outstanding principal balance of the Group I Mortgage Loans as of the last day of the related Due Period and (b) the outstanding principal balance of the Group I
                                    Mortgage Loans as of the last day of the related Due Period minus the Group I OC
                                    Floor.


The information herein has been provided solely by Citigroup Global Markets ("CGM") based on information with respect to the mortgage loans provided by CitiFinancial Mortgage and its affiliates. Neither CitiFinancial Mortgage nor any of its affiliates makes any representation as to the accuracy or completeness of the information herein. The information herein is preliminary and supersedes any prior information and will be superseded by the Prospectus and the Prospectus Supplement and by any other information subsequently filed with the Securities and Exchange Commission ("SEC"). All assumptions and information in this report reflect CGM's judgment as of this date and are subject to change. All analyses are based on certain assumptions noted herein and different assumptions could yield substantially different results. You are cautioned that there is no universally accepted method for analyzing financial instruments. You should review the assumptions; there may be differences between these assumptions and your actual business practices. Further, CGM does not guarantee any results and there is no guarantee as to the liquidity of the instruments involved in this analysis. The decision to adopt any strategy remains your responsibility. CGM (or any of its affiliates) or their officers, directors, analysts or employees may have positions in securities, commodities or derivative instruments thereon referred to herein, and may, as principal or agent, buy or sell such securities, commodities or derivative instruments. In addition, CGM may make a market in the securities referred to herein. Neither the information nor the assumptions reflected herein should be construed to be, or constitute, an offer to sell or buy or a solicitation of an offer to sell or buy any securities, commodities or derivative instruments mentioned herein. No sale of any securities, commodities or derivative instruments should be consummated without the purchaser first having received a Prospectus and, if required, a Prospectus Supplement. Finally, CGM has not addressed the legal, accounting and tax implications of the analysis with respect to you, and CGM strongly urges you to seek advice from your counsel, accountant and tax advisor. A final Prospectus and Prospectus Supplement may be obtained by contacting CGM's Mortgage Trading Desk at (212) 723-6217.

CFMSI 2003-4
$[917,629,000] (Approximate)


                          PRELIMINARY SUMMARY OF TERMS


Class MF-7 Principal                (i) Prior to the Group I Stepdown Date and
Distribution Amount:                on any Distribution Date on which a Group I
                                    Trigger Event is in effect, zero if any of the Group I Senior, Class MF-1, Class MF-2,
                                    Class MF-3, Class MF-4, Class MF-5 or Class
                                    MF-6 Certificates remain outstanding; 100% of the Group I Principal Distribution Amount if the Group I Senior, Class MF-1, Class
                                    MF-2, Class MF-3, Class MF-4, Class MF-5 and
                                    Class MF-6 Certificates have been reduced to zero; (ii) on or after the Group I Stepdown
                                    Date and to the extent a Group I Trigger
                                    Event is not in effect, the excess of (i) the sum of (a) the aggregate outstanding principal balance of the Group I Senior, Class MF-1, Class MF-2, Class MF-3, Class
                                    MF-4, Class MF-5 and Class MF-6 Certificates after distribution of the Group I Senior, Class MF-1, Class MF-2, Class MF-3, Class
                                    MF-4, Class MF-5 and Class MF-6 Principal
                                    Distribution Amounts, respectively, on the related Distribution Date and (b) the outstanding principal balance of the Class
                                    MF-7 Certificates immediately prior to the related Distribution Date over (ii) the lesser of (a) approximately [90.50]% times the outstanding principal balance of the Group I Mortgage Loans as of the last day of the related Due Period and (b) the outstanding principal balance of the Group I
                                    Mortgage Loans as of the last day of the related Due Period minus the Group I OC
                                    Floor

Class MF-8 Principal                (i) Prior to the Group I Stepdown Date and
Distribution Amount:                on any Distribution Date on which a Group I
                                    Trigger Event is in effect, zero if any of the Group I Senior, Class MF-1, Class MF-2,
                                    Class MF-3, Class MF-4, Class MF-5, Class
                                    MF-6 or Class MF-7 Certificates remain
                                    outstanding; 100% of the Group I Principal
                                    Distribution Amount if the Group I Senior,
                                    Class MF-1, Class MF-2, Class MF-3, Class
                                    MF-4, Class MF-5, Class MF-6 and Class MF-7
                                    Certificates have been reduced to zero; (ii) on or after the Group I Stepdown Date and to the extent a Group I Trigger Event is not in effect, the excess of (i) the sum of (a) the aggregate outstanding principal balance of the Group I Senior, Class MF-1, Class MF-2,
                                    Class MF-3, Class MF-4, Class MF-5, Class
                                    MF-6, and Class MF-7 Certificates after
                                    distribution of the Group I Senior, Class
                                    MF-1, Class MF-2, Class MF-3, Class MF-4,
                                    Class MF-5, Class MF-6 and Class MF-7
                                    Principal Distribution Amounts,
                                    respectively, on the related Distribution
                                    Date and (b) the outstanding principal
                                    balance of the Class MF-8 Certificates
                                    immediately prior to the related
                                    Distribution Date over (ii) the lesser of
                                    (a) approximately [92.40]% times the
                                    outstanding principal balance of the Group I
                                    Mortgage Loans as of the last day of the related Due Period and (b) the outstanding principal balance of the Group I Mortgage
                                    Loans as of the last day of the related Due
                                    Period minus the Group I OC Floor


The information herein has been provided solely by Citigroup Global Markets ("CGM") based on information with respect to the mortgage loans provided by CitiFinancial Mortgage and its affiliates. Neither CitiFinancial Mortgage nor any of its affiliates makes any representation as to the accuracy or completeness of the information herein. The information herein is preliminary and supersedes any prior information and will be superseded by the Prospectus and the Prospectus Supplement and by any other information subsequently filed with the Securities and Exchange Commission ("SEC"). All assumptions and information in this report reflect CGM's judgment as of this date and are subject to change. All analyses are based on certain assumptions noted herein and different assumptions could yield substantially different results. You are cautioned that there is no universally accepted method for analyzing financial instruments. You should review the assumptions; there may be differences between these assumptions and your actual business practices. Further, CGM does not guarantee any results and there is no guarantee as to the liquidity of the instruments involved in this analysis. The decision to adopt any strategy remains your responsibility. CGM (or any of its affiliates) or their officers, directors, analysts or employees may have positions in securities, commodities or derivative instruments thereon referred to herein, and may, as principal or agent, buy or sell such securities, commodities or derivative instruments. In addition, CGM may make a market in the securities referred to herein. Neither the information nor the assumptions reflected herein should be construed to be, or constitute, an offer to sell or buy or a solicitation of an offer to sell or buy any securities, commodities or derivative instruments mentioned herein. No sale of any securities, commodities or derivative instruments should be consummated without the purchaser first having received a Prospectus and, if required, a Prospectus Supplement. Finally, CGM has not addressed the legal, accounting and tax implications of the analysis with respect to you, and CGM strongly urges you to seek advice from your counsel, accountant and tax advisor. A final Prospectus and Prospectus Supplement may be obtained by contacting CGM's Mortgage Trading Desk at (212) 723-6217.

CFMSI 2003-4
$[917,629,000] (Approximate)


                          PRELIMINARY SUMMARY OF TERMS


Group II Principal                  On any Distribution Date, the lesser of (i)
Distribution Amount:                the outstanding principal balance of the
                                    Group II Certificates and (ii) the aggregate principal collections on the Group II
                                    Mortgage Loans minus any Group II
                                    Subordination Decrease Amount plus any Group
                                    II Subordination Increase Amount.

Group II Senior Principal           Prior to the Group II Stepdown Date or while
Distribution Amount:                a Group II Trigger Event is in effect, the
                                    Group II Senior Principal Distribution
                                    Amount will equal 100% of the Group II
                                    Principal Distribution Amount.

                                    On or after the Group II Stepdown Date;
                                    assuming the Group II Trigger Event is not in effect, the Group II Senior Principal Distribution Amount will equal the lesser of
                                    (i) the Group II Principal Distribution
                                    Amount and (ii) the excess of the
                                    outstanding principal balance of the Group
                                    II Senior Certificates over the lesser of
                                    (a) approximately [59.50]% times the
                                    outstanding principal balance of the Group
                                    II Mortgage Loans as of the last day of the related Due Period and (b) the outstanding principal balance of the Group II Mortgage Loans as of the last day of the related Due Period minus the Group II OC Floor.

                                    The remaining principal amount, if any, will be allocated to the Group II Subordinate Certificates to maintain their respective Group II Stepdown Percentages.


The information herein has been provided solely by Citigroup Global Markets ("CGM") based on information with respect to the mortgage loans provided by CitiFinancial Mortgage and its affiliates. Neither CitiFinancial Mortgage nor any of its affiliates makes any representation as to the accuracy or completeness of the information herein. The information herein is preliminary and supersedes any prior information and will be superseded by the Prospectus and the Prospectus Supplement and by any other information subsequently filed with the Securities and Exchange Commission ("SEC"). All assumptions and information in this report reflect CGM's judgment as of this date and are subject to change. All analyses are based on certain assumptions noted herein and different assumptions could yield substantially different results. You are cautioned that there is no universally accepted method for analyzing financial instruments. You should review the assumptions; there may be differences between these assumptions and your actual business practices. Further, CGM does not guarantee any results and there is no guarantee as to the liquidity of the instruments involved in this analysis. The decision to adopt any strategy remains your responsibility. CGM (or any of its affiliates) or their officers, directors, analysts or employees may have positions in securities, commodities or derivative instruments thereon referred to herein, and may, as principal or agent, buy or sell such securities, commodities or derivative instruments. In addition, CGM may make a market in the securities referred to herein. Neither the information nor the assumptions reflected herein should be construed to be, or constitute, an offer to sell or buy or a solicitation of an offer to sell or buy any securities, commodities or derivative instruments mentioned herein. No sale of any securities, commodities or derivative instruments should be consummated without the purchaser first having received a Prospectus and, if required, a Prospectus Supplement. Finally, CGM has not addressed the legal, accounting and tax implications of the analysis with respect to you, and CGM strongly urges you to seek advice from your counsel, accountant and tax advisor. A final Prospectus and Prospectus Supplement may be obtained by contacting CGM's Mortgage Trading Desk at (212) 723-6217.

CFMSI 2003-4
$[917,629,000] (Approximate)


                          PRELIMINARY SUMMARY OF TERMS


Class MV-1 Principal                (i) Prior to the Group II Stepdown Date and
Distribution Amount:                on any Distribution Date on which a Group II
                                    Trigger Event is in effect, zero if any of the Group II Senior Certificates remain outstanding; 100% of the Group II Principal
                                    Distribution Amount if the Group II Senior
                                    Certificates have been reduced to zero; (ii) on or after the Group II Stepdown Date and to the extent a Group II Trigger Event is not in effect, the excess of (i) the sum of
                                    (a) the aggregate outstanding principal
                                    balance of the Group II Senior Certificates after distribution of the Group II Senior
                                    Principal Distribution Amount on the related
                                    Distribution Date and (b) the outstanding principal balance of the Class MV-1
                                    Certificates immediately prior to the
                                    related Distribution Date over (ii) the
                                    lesser of (a) approximately [73.00]% times the outstanding principal balance of the Group II Mortgage Loans as of the last day of the related Due Period and (b) the outstanding principal balance of the Group
                                    II Mortgage Loans as of the last day of the related Due Period minus the Group II OC
                                    Floor.

Class MV-2 Principal                (i) Prior to the Group II Stepdown Date and
Distribution Amount:                on any Distribution Date on which a Group II
                                    Trigger Event is in effect, zero if any of the Group II Senior or Class MV-1
                                    Certificates remain outstanding; 100% of the Group II Principal Distribution Amount if the Group II Senior and Class MV-1
                                    Certificates have been reduced to zero; (ii) on or after the Group II Stepdown Date and to the extent a Group II Trigger Event is not in effect, the excess of (i) the sum of
                                    (a) the aggregate outstanding principal
                                    balance of the Group II Senior and Class
                                    MV-1 Certificates after distribution of the Group II Senior and Class MV-1 Principal
                                    Distribution Amounts, respectively, on the related Distribution Date and (b) the outstanding principal balance of the Class
                                    MV-2 Certificates immediately prior to the related Distribution Date over (ii) the lesser of (a) approximately [76.50]% times the outstanding principal balance of the Group II Mortgage Loans as of the last day of the related Due Period and (b) the outstanding principal balance of the Group
                                    II Mortgage Loans as of the last day of the related Due Period minus the Group II OC
                                    Floor.

Class MV-3 Principal                (i) Prior to the Group II Stepdown Date and
Distribution Amount:                on any Distribution Date on which a Group II
                                    Trigger Event is in effect, zero if any of the Group II Senior, Class MV-1 or Class
                                    MV-2 Certificates remain outstanding; 100% of the Group II Principal Distribution
                                    Amount if the Group II Senior, Class MV-1 and Class MV-2 Certificates have been reduced to zero; (ii) on or after the Group
                                    II Stepdown Date and to the extent a Group
                                    II Trigger Event is not in effect, the
                                    excess of (i) the sum of (a) the aggregate outstanding principal balance of the Group
                                    II Senior, Class MV-1 and Class MV-2
                                    Certificates after distribution of the Group
                                    II Senior, Class MV-1 and Class MV-2
                                    Principal Distribution Amounts,
                                    respectively, on the related Distribution
                                    Date and (b) the outstanding principal
                                    balance of the Class MV-3 Certificates
                                    immediately prior to the related
                                    Distribution Date over (ii) the lesser of
                                    (a) approximately [80.00]% times the
                                    outstanding principal balance of the Group
                                    II Mortgage Loans as of the last day of the related Due Period and (b) the outstanding principal balance of the Group II Mortgage
                                    Loans as of the last day of the related Due
                                    Period minus the Group II OC Floor.


The information herein has been provided solely by Citigroup Global Markets ("CGM") based on information with respect to the mortgage loans provided by CitiFinancial Mortgage and its affiliates. Neither CitiFinancial Mortgage nor any of its affiliates makes any representation as to the accuracy or completeness of the information herein. The information herein is preliminary and supersedes any prior information and will be superseded by the Prospectus and the Prospectus Supplement and by any other information subsequently filed with the Securities and Exchange Commission ("SEC"). All assumptions and information in this report reflect CGM's judgment as of this date and are subject to change. All analyses are based on certain assumptions noted herein and different assumptions could yield substantially different results. You are cautioned that there is no universally accepted method for analyzing financial instruments. You should review the assumptions; there may be differences between these assumptions and your actual business practices. Further, CGM does not guarantee any results and there is no guarantee as to the liquidity of the instruments involved in this analysis. The decision to adopt any strategy remains your responsibility. CGM (or any of its affiliates) or their officers, directors, analysts or employees may have positions in securities, commodities or derivative instruments thereon referred to herein, and may, as principal or agent, buy or sell such securities, commodities or derivative instruments. In addition, CGM may make a market in the securities referred to herein. Neither the information nor the assumptions reflected herein should be construed to be, or constitute, an offer to sell or buy or a solicitation of an offer to sell or buy any securities, commodities or derivative instruments mentioned herein. No sale of any securities, commodities or derivative instruments should be consummated without the purchaser first having received a Prospectus and, if required, a Prospectus Supplement. Finally, CGM has not addressed the legal, accounting and tax implications of the analysis with respect to you, and CGM strongly urges you to seek advice from your counsel, accountant and tax advisor. A final Prospectus and Prospectus Supplement may be obtained by contacting CGM's Mortgage Trading Desk at (212) 723-6217.

CFMSI 2003-4
$[917,629,000] (Approximate)


                          PRELIMINARY SUMMARY OF TERMS


Class MV-4 Principal                (i) Prior to the Group II Stepdown Date and
Distribution Amount:                on any Distribution Date on which a Group II
                                    Trigger Event is in effect, zero if any of the Group II Senior, Class MV-1, Class MV-2 or Class MV-3 Certificates remain outstanding; 100% of the Group II Principal
                                    Distribution Amount if the Group II Senior,
                                    Class MV-1, Class MV-2 and Class MV-3
                                    Certificates have been reduced to zero; (ii) on or after the Group II Stepdown Date and to the extent a Group II Trigger Event is not in effect, the excess of (i) the sum of
                                    (a) the aggregate outstanding principal
                                    balance of the Group II Senior, Class MV-1,
                                    Class MV-2 and Class MV-3 Certificates after distribution of the Group II Senior, Class
                                    MV-1, Class MV-2 and Class MV-3 Principal
                                    Distribution Amounts, respectively, on the related Distribution Date and (b) the outstanding principal balance of the Class
                                    MV-4 Certificates immediately prior to the related Distribution Date over (ii) the lesser of (a) approximately [83.50]% times the outstanding principal balance of the Group II Mortgage Loans as of the last day of the related Due Period and (b) the outstanding principal balance of the Group
                                    II Mortgage Loans as of the last day of the related Due Period minus the Group II OC
                                    Floor.

Class MV-5 Principal                (i) Prior to the Group II Stepdown Date and
Distribution Amount:                on any Distribution Date on which a Group II
                                    Trigger Event is in effect, zero if any of the Group II Senior, Class MV-1, Class MV-2,
                                    Class MV-3 or Class MV-4 Certificates remain outstanding; 100% of the Group II Principal
                                    Distribution Amount if the Group II Senior,
                                    Class MV-1, Class MV-2, Class MV-3 and Class
                                    MV-4 Certificates have been reduced to zero;
                                    (ii) on or after the Group II Stepdown Date and to the extent a Group II Trigger Event is not in effect, the excess of (i) the sum of (a) the aggregate outstanding principal balance of the Group II Senior, Class MV-1,
                                    Class MV-2, Class MV-3, and Class MV-4
                                    Certificates after distribution of the Group
                                    II Senior, Class MV-1, Class MV-2, Class
                                    MV-3 and Class MV-4 Principal Distribution
                                    Amounts, respectively, on the related
                                    Distribution Date and (b) the outstanding principal balance of the Class MV-5
                                    Certificates immediately prior to the
                                    related Distribution Date over (ii) the
                                    lesser of (a) approximately [86.50]% times the outstanding principal balance of the Group II Mortgage Loans as of the last day of the related Due Period and (b) the outstanding principal balance of the Group
                                    II Mortgage Loans as of the last day of the related Due Period minus the Group II OC
                                    Floor.


The information herein has been provided solely by Citigroup Global Markets ("CGM") based on information with respect to the mortgage loans provided by CitiFinancial Mortgage and its affiliates. Neither CitiFinancial Mortgage nor any of its affiliates makes any representation as to the accuracy or completeness of the information herein. The information herein is preliminary and supersedes any prior information and will be superseded by the Prospectus and the Prospectus Supplement and by any other information subsequently filed with the Securities and Exchange Commission ("SEC"). All assumptions and information in this report reflect CGM's judgment as of this date and are subject to change. All analyses are based on certain assumptions noted herein and different assumptions could yield substantially different results. You are cautioned that there is no universally accepted method for analyzing financial instruments. You should review the assumptions; there may be differences between these assumptions and your actual business practices. Further, CGM does not guarantee any results and there is no guarantee as to the liquidity of the instruments involved in this analysis. The decision to adopt any strategy remains your responsibility. CGM (or any of its affiliates) or their officers, directors, analysts or employees may have positions in securities, commodities or derivative instruments thereon referred to herein, and may, as principal or agent, buy or sell such securities, commodities or derivative instruments. In addition, CGM may make a market in the securities referred to herein. Neither the information nor the assumptions reflected herein should be construed to be, or constitute, an offer to sell or buy or a solicitation of an offer to sell or buy any securities, commodities or derivative instruments mentioned herein. No sale of any securities, commodities or derivative instruments should be consummated without the purchaser first having received a Prospectus and, if required, a Prospectus Supplement. Finally, CGM has not addressed the legal, accounting and tax implications of the analysis with respect to you, and CGM strongly urges you to seek advice from your counsel, accountant and tax advisor. A final Prospectus and Prospectus Supplement may be obtained by contacting CGM's Mortgage Trading Desk at (212) 723-6217.

CFMSI 2003-4
$[917,629,000] (Approximate)


                          PRELIMINARY SUMMARY OF TERMS


Class MV-6 Principal                (i) Prior to the Group II Stepdown Date and
Distribution Amount:                on any Distribution Date on which a Group II
                                    Trigger Event is in effect, zero if any of the Group II Senior, Class MV-1, Class MV-2,
                                    Class MV-3, Class MV-4 or Class MV-5
                                    Certificates remain outstanding; 100% of the Group II Principal Distribution Amount if the Group II Senior, Class MV-1, Class MV-2,
                                    Class MV-3, Class MV-4 and Class MV-5
                                    Certificates have been reduced to zero; (ii) on or after the Group II Stepdown Date and to the extent a Group II Trigger Event is not in effect, the excess of (i) the sum of
                                    (a) the aggregate outstanding principal
                                    balance of the Group II Senior, Class MV-1,
                                    Class MV-2, Class MV-3, Class MV-4, and
                                    Class MV-5 Certificates after distribution of the Group II Senior, Class MV-1, Class
                                    MV-2, Class MV-3, Class MV-4 and Class MV-5
                                    Principal Distribution Amounts,
                                    respectively, on the related Distribution
                                    Date and (b) the outstanding principal
                                    balance of the Class MV-6 Certificates
                                    immediately prior to the related
                                    Distribution Date over (ii) the lesser of
                                    (a) approximately [90.50]% times the
                                    outstanding principal balance of the Group
                                    II Mortgage Loans as of the last day of the related Due Period and (b) the outstanding principal balance of the Group II Mortgage
                                    Loans as of the last day of the related Due
                                    Period minus the Group II OC Floor.

Class MV-7 Principal                (i) Prior to the Group II Stepdown Date and
Distribution Amount:                on any Distribution Date on which a Group II
                                    Trigger Event is in effect, zero if any of the Group II Senior, Class MV-1, Class MV-2,
                                    Class MV-3, Class MV-4, Class MV-5 or Class
                                    MV-6 Certificates remain outstanding; 100% of the Group II Principal Distribution
                                    Amount if the Group II Senior, Class MV-1,
                                    Class MV-2, Class MV-3, Class MV-4, Class
                                    MV-5 and Class MV-6 Certificates have been reduced to zero; (ii) on or after the Group
                                    II Stepdown Date and to the extent a Group
                                    II Trigger Event is not in effect, the
                                    excess of (i) the sum of (a) the aggregate outstanding principal balance of the Group
                                    II Senior, Class MV-1, Class MV-2, Class
                                    MV-3, Class MV-4, Class MV-5 and Class MV-6
                                    Certificates after distribution of the Group
                                    II Senior, Class MV-1, Class MV-2, Class
                                    MV-3, Class MV-4, Class MV-5 and Class MV-6
                                    Principal Distribution Amounts,
                                    respectively, on the related Distribution
                                    Date and (b) the outstanding principal
                                    balance of the Class MV-7 Certificates
                                    immediately prior to the related
                                    Distribution Date over (ii) the lesser of
                                    (a) approximately [93.00]% times the
                                    outstanding principal balance of the Group
                                    II Mortgage Loans as of the last day of the related Due Period and (b) the outstanding principal balance of the Group II Mortgage
                                    Loans as of the last day of the related Due
                                    Period minus the Group II OC Floor.


The information herein has been provided solely by Citigroup Global Markets ("CGM") based on information with respect to the mortgage loans provided by CitiFinancial Mortgage and its affiliates. Neither CitiFinancial Mortgage nor any of its affiliates makes any representation as to the accuracy or completeness of the information herein. The information herein is preliminary and supersedes any prior information and will be superseded by the Prospectus and the Prospectus Supplement and by any other information subsequently filed with the Securities and Exchange Commission ("SEC"). All assumptions and information in this report reflect CGM's judgment as of this date and are subject to change. All analyses are based on certain assumptions noted herein and different assumptions could yield substantially different results. You are cautioned that there is no universally accepted method for analyzing financial instruments. You should review the assumptions; there may be differences between these assumptions and your actual business practices. Further, CGM does not guarantee any results and there is no guarantee as to the liquidity of the instruments involved in this analysis. The decision to adopt any strategy remains your responsibility. CGM (or any of its affiliates) or their officers, directors, analysts or employees may have positions in securities, commodities or derivative instruments thereon referred to herein, and may, as principal or agent, buy or sell such securities, commodities or derivative instruments. In addition, CGM may make a market in the securities referred to herein. Neither the information nor the assumptions reflected herein should be construed to be, or constitute, an offer to sell or buy or a solicitation of an offer to sell or buy any securities, commodities or derivative instruments mentioned herein. No sale of any securities, commodities or derivative instruments should be consummated without the purchaser first having received a Prospectus and, if required, a Prospectus Supplement. Finally, CGM has not addressed the legal, accounting and tax implications of the analysis with respect to you, and CGM strongly urges you to seek advice from your counsel, accountant and tax advisor. A final Prospectus and Prospectus Supplement may be obtained by contacting CGM's Mortgage Trading Desk at (212) 723-6217.

CFMSI 2003-4
$[917,629,000] (Approximate)


                          PRELIMINARY SUMMARY OF TERMS


Class Principal Carryover           As to any Class of Subordinate Certificates
Shortfall:                          and any Distribution Date, the excess, if
                                    any, of (i) the sum of (x) the amount of the reduction in the certificate principal balance of that Class of Subordinate
                                    Certificates on such Distribution Date as a result of realized loss amounts and (y) the amount of such reductions on prior
                                    Distribution Dates over (ii) the amount
                                    distributed in respect of the Class
                                    Principal Carryover Shortfall to such Class of Subordinate Certificates on prior
                                    Distribution Dates.

Class Interest Carryover            As to any class of Certificates and any
Shortfall:                          Distribution Date, an amount equal to the
                                    sum of (1) the excess of the amount of
                                    interest accrued for the preceding
                                    Distribution Date and any outstanding Class
                                    Interest Carryover Shortfall with respect to that class on the preceding Distribution
                                    Dates, over the amount in respect of
                                    interest that is actually distributed to the holders of the class on the preceding
                                    Distribution Date plus (2) one month's
                                    interest on the excess at the related
                                    Certificate Interest Rate.

Distributions:                      Except as described in C.21 and D.19 below,
                                    collections on the Group I Mortgage Loans will only be available to make distributions on the Group I Certificates and collections on the Group II Mortgage Loans will only be available to make distributions on the Group
                                    II Certificates.

                                    Funds available for distribution, after
                                    reimbursements to the Servicer as permitted under the Pooling and Servicing Agreement, will be made as follows:

                                    A. Funds received with respect to Group I
                                       will be applied as follows:
                                    1.  To the Administrator, the Administrative
                                        Fee for the related Group and
                                        Distribution Date;
                                    2.  To the Group I Senior Certificates,
                                        pro-rata, to pay accrued interest and
                                        any Class Interest Carryover Shortfalls
                                        for such Distribution Date;
                                    3.  The remaining amounts pursuant to clause
                                        C below.

                                    B. Funds received with respect to Group II
                                       will be applied as follows:

                                    1.  To the Administrator, the Administrative
                                        Fee for the related Group and
                                        Distribution Date;
                                    2.  To the Group II Senior Certificates, to
                                        pay accrued interest and Class Interest
                                        Carryover Shortfalls for such
                                        Distribution Date;
                                    3.  The remaining amounts pursuant to clause
                                        D below.


The information herein has been provided solely by Citigroup Global Markets ("CGM") based on information with respect to the mortgage loans provided by CitiFinancial Mortgage and its affiliates. Neither CitiFinancial Mortgage nor any of its affiliates makes any representation as to the accuracy or completeness of the information herein. The information herein is preliminary and supersedes any prior information and will be superseded by the Prospectus and the Prospectus Supplement and by any other information subsequently filed with the Securities and Exchange Commission ("SEC"). All assumptions and information in this report reflect CGM's judgment as of this date and are subject to change. All analyses are based on certain assumptions noted herein and different assumptions could yield substantially different results. You are cautioned that there is no universally accepted method for analyzing financial instruments. You should review the assumptions; there may be differences between these assumptions and your actual business practices. Further, CGM does not guarantee any results and there is no guarantee as to the liquidity of the instruments involved in this analysis. The decision to adopt any strategy remains your responsibility. CGM (or any of its affiliates) or their officers, directors, analysts or employees may have positions in securities, commodities or derivative instruments thereon referred to herein, and may, as principal or agent, buy or sell such securities, commodities or derivative instruments. In addition, CGM may make a market in the securities referred to herein. Neither the information nor the assumptions reflected herein should be construed to be, or constitute, an offer to sell or buy or a solicitation of an offer to sell or buy any securities, commodities or derivative instruments mentioned herein. No sale of any securities, commodities or derivative instruments should be consummated without the purchaser first having received a Prospectus and, if required, a Prospectus Supplement. Finally, CGM has not addressed the legal, accounting and tax implications of the analysis with respect to you, and CGM strongly urges you to seek advice from your counsel, accountant and tax advisor. A final Prospectus and Prospectus Supplement may be obtained by contacting CGM's Mortgage Trading Desk at (212) 723-6217.

CFMSI 2003-4
$[917,629,000] (Approximate)

                          PRELIMINARY SUMMARY OF TERMS

            C. The remaining amounts not applied pursuant to A. above will be applied as follows:

                  1. Sequentially, to the Class MF-1, Class MF-2, Class MF-3, Class MF-4, Class MF-5, Class MF-6, Class MF-7 and Class MF-8 Certificates, in that order, accrued interest for the applicable Distribution Date.
                  2. To the Group I Senior Certificates, the Group I Senior Principal Distribution Amount in the following order of priority:
                        (a) to the Class AF-5 Certificates, an amount equal to the Class AF-5 Principal Distribution Amount; and
                        (b) sequentially, to the Class AF-1, Class AF-2, Class AF-3, Class AF-4, Class AF-5 and Class AF-6 Certificates, in that order, until the respective Class Principal Balances of such Certificates have been reduced to zero.
                  3. To the Class MF-1 Certificates, the Class MF-1 Principal Distribution Amount for the applicable Distribution Date.
                  4. To the Class MF-2 Certificates, the Class MF-2 Principal Distribution Amount for the applicable Distribution Date.
                  5. To the Class MF-3 Certificates, the Class MF-3 Principal Distribution Amount for the applicable Distribution Date.
                  6. To the Class MF-4 Certificates, the Class MF-4 Principal Distribution Amount for the applicable Distribution Date.
                  7. To the Class MF-5 Certificates, the Class MF-5 Principal Distribution Amount for the applicable Distribution Date.
                  8. To the Class MF-6 Certificates, the Class MF-6 Principal Distribution Amount for the applicable Distribution Date.
                  9. To the Class MF-7 Certificates, the Class MF-7 Principal Distribution Amount for the applicable Distribution Date.
                  10. To the Class MF-8 Certificates, the Class MF-8 Principal Distribution Amount for the applicable Distribution Date.
                  11. To the Class MF-1 Certificates, (i) any Class Interest Carryover Shortfall and then (ii) any Class Principal Carryover Shortfall.
                  12. To the Class MF-2 Certificates, (i) any Class Interest Carryover Shortfall and then (ii) any Class Principal Carryover Shortfall.
                  13. To the Class MF-3 Certificates, (i) any Class Interest Carryover Shortfall and then (ii) any Class Principal Carryover Shortfall.
                  14. To the Class MF-4 Certificates, (i) any Class Interest Carryover Shortfall and then (ii) any Class Principal Carryover Shortfall
                  15. To the Class MF-5 Certificates, (i) any Class Interest Carryover Shortfall and then (ii) any Class Principal Carryover Shortfall
                  16. To the Class MF-6 Certificates, (i) any Class Interest Carryover Shortfall and then (ii) any Class Principal Carryover Shortfall
                  17. To the Class MF-7 Certificates, (i) any Class Interest Carryover Shortfall and then (ii) any Class Principal Carryover Shortfall
                  18. To the Class MF-8 Certificates, (i) any Class Interest Carryover Shortfall and then (ii) any Class Principal Carryover Shortfall
                  19. To the Group I Senior Certificates, pro-rata, and then sequentially to the Class MF-1, Class MF-2, Class MF-3, Class MF-4, Class MF-5, Class MF-6, Class MF-7 and Class MF-8 Certificates, any Civil Relief Act shortfalls and prepayment interest shortfalls.
                  20. To the Class AF-1 Certificates, any Group I Net WAC Cap Carryover.
                  21. Once the Group I Required Overcollateralization Target Amount has been met, to the Group II Certificates, pursuant to clause D, until the Group II Required Overcollateralization Target Amount has been met.
                  22. To the holder of the residual interest, any remaining amount.

The information herein has been provided solely by Citigroup Global Markets ("CGM") based on information with respect to the mortgage loans provided by CitiFinancial Mortgage and its affiliates. Neither CitiFinancial Mortgage nor any of its affiliates makes any representation as to the accuracy or completeness of the information herein. The information herein is preliminary and supersedes any prior information and will be superseded by the Prospectus and the Prospectus Supplement and by any other information subsequently filed with the Securities and Exchange Commission ("SEC"). All assumptions and information in this report reflect CGM's judgment as of this date and are subject to change. All analyses are based on certain assumptions noted herein and different assumptions could yield substantially different results. You are cautioned that there is no universally accepted method for analyzing financial instruments. You should review the assumptions; there may be differences between these assumptions and your actual business practices. Further, CGM does not guarantee any results and there is no guarantee as to the liquidity of the instruments involved in this analysis. The decision to adopt any strategy remains your responsibility. CGM (or any of its affiliates) or their officers, directors, analysts or employees may have positions in securities, commodities or derivative instruments thereon referred to herein, and may, as principal or agent, buy or sell such securities, commodities or derivative instruments. In addition, CGM may make a market in the securities referred to herein. Neither the information nor the assumptions reflected herein should be construed to be, or constitute, an offer to sell or buy or a solicitation of an offer to sell or buy any securities, commodities or derivative instruments mentioned herein. No sale of any securities, commodities or derivative instruments should be consummated without the purchaser first having received a Prospectus and, if required, a Prospectus Supplement. Finally, CGM has not addressed the legal, accounting and tax implications of the analysis with respect to you, and CGM strongly urges you to seek advice from your counsel, accountant and tax advisor. A final Prospectus and Prospectus Supplement may be obtained by contacting CGM's Mortgage Trading Desk at (212) 723-6217.

CFMSI 2003-4
$[917,629,000] (Approximate)

                          PRELIMINARY SUMMARY OF TERMS

Distributions (continued):

            D. The remaining amounts not applied pursuant to B. above will be applied as follows:

                  1. Sequentially, to the Class MV-1, Class MV-2, Class MV-3, Class MV-4, Class MV-5, Class MV-6 and Class MV-7 Certificates, in that order, accrued interest for the applicable Distribution Date.
                  2. To the Class AV-1 Certificates, the Group II Senior Principal Distribution Amount, until its Principal Balance has been reduced to zero.
                  3. To the Class MV-1 Certificates, the Class MV-1 Principal Distribution Amount for the applicable Distribution Date.
                  4. To the Class MV-2 Certificates, the Class MV-2 Principal Distribution Amount for the applicable Distribution Date.
                  5. To the Class MV-3 Certificates, the Class MV-3 Principal Distribution Amount for the applicable Distribution Date.
                  6. To the Class MV-4 Certificates, the Class MV-4 Principal Distribution Amount for the applicable Distribution Date.
                  7. To the Class MV-5 Certificates, the Class MV-5 Principal Distribution Amount for the applicable Distribution Date
                  8. To the Class MV-6 Certificates, the Class MV-6 Principal Distribution Amount for the applicable Distribution Date
                  9. To the Class MV-7 Certificates, the Class MV-7 Principal Distribution Amount for the applicable Distribution Date
                  10. To the Class MV-1 Certificates, (i) any Class Interest Carryover Shortfall and then (ii) any Class Principal Carryover Shortfall.
                  11. To the Class MV-2 Certificates, (i) any Class Interest Carryover Shortfall and then (ii) any Class Principal Carryover Shortfall.
                  12. To the Class MV-3 Certificates, (i) any Class Interest Carryover Shortfall and then (ii) any Class Principal Carryover Shortfall.
                  13. To the Class MV-4 Certificates, (i) any Class Interest Carryover Shortfall and then (ii) any Class Principal Carryover Shortfall.
                  14. To the Class MV-5 Certificates, (i) any Class Interest Carryover Shortfall and then (ii) any Class Principal Carryover Shortfall.
                  15. To the Class MV-6 Certificates, (i) any Class Interest Carryover Shortfall and then (ii) any Class Principal Carryover Shortfall.
                  16. To the Class MV-7 Certificates, (i) any Class Interest Carryover Shortfall and then (ii) any Class Principal Carryover Shortfall.
                  17. To the Group II Senior Certificates, and then sequentially to the Class MV-1, Class MV-2, Class MV-3, Class MV-4, Class MV-5, Class MV-6 and Class MV-7 Certificates, any Civil Relief Act shortfalls and prepayment interest shortfalls.
                  18. To the Class AV-1, Class MV-1, Class MV-2, Class MV-3, Class MV-4, Class MV-5, Class MV-6, and Class MV-7 Certificates, in that order, any Group II Net WAC Cap Carryover.
                  19. Once the Group II Required Overcollateralization Target Amount has been met, to the Group I Certificates, pursuant to clause C, until the Group I Required Overcollateralization Target Amount has been met.
                  20. To the holder of the residual interest, any remaining amount.

The information herein has been provided solely by Citigroup Global Markets ("CGM") based on information with respect to the mortgage loans provided by CitiFinancial Mortgage and its affiliates. Neither CitiFinancial Mortgage nor any of its affiliates makes any representation as to the accuracy or completeness of the information herein. The information herein is preliminary and supersedes any prior information and will be superseded by the Prospectus and the Prospectus Supplement and by any other information subsequently filed with the Securities and Exchange Commission ("SEC"). All assumptions and information in this report reflect CGM's judgment as of this date and are subject to change. All analyses are based on certain assumptions noted herein and different assumptions could yield substantially different results. You are cautioned that there is no universally accepted method for analyzing financial instruments. You should review the assumptions; there may be differences between these assumptions and your actual business practices. Further, CGM does not guarantee any results and there is no guarantee as to the liquidity of the instruments involved in this analysis. The decision to adopt any strategy remains your responsibility. CGM (or any of its affiliates) or their officers, directors, analysts or employees may have positions in securities, commodities or derivative instruments thereon referred to herein, and may, as principal or agent, buy or sell such securities, commodities or derivative instruments. In addition, CGM may make a market in the securities referred to herein. Neither the information nor the assumptions reflected herein should be construed to be, or constitute, an offer to sell or buy or a solicitation of an offer to sell or buy any securities, commodities or derivative instruments mentioned herein. No sale of any securities, commodities or derivative instruments should be consummated without the purchaser first having received a Prospectus and, if required, a Prospectus Supplement. Finally, CGM has not addressed the legal, accounting and tax implications of the analysis with respect to you, and CGM strongly urges you to seek advice from your counsel, accountant and tax advisor. A final Prospectus and Prospectus Supplement may be obtained by contacting CGM's Mortgage Trading Desk at (212) 723-6217.

CFMSI 2003-4
$[917,629,000] (Approximate)

                          PRELIMINARY SUMMARY OF TERMS

Credit Enhancement:     -     Excess Interest from each Group will be available
                              to cover interest shortfalls and realized losses for both Groups and to help each Group reach its Required Overcollateralization Target Amount.

                        -     Overcollateralization

                                      -     There is a required initial
                                            Overcollateralization Amount for
                                            Group I which is [1.10]% of the
                                            principal balance of the Group I
                                            Mortgage Loans as of the Cut-Off
                                            Date. The Required
                                            Overcollateralization Target Amount
                                            for Group I will build up to [3.80]%
                                            of the principal balance of the
                                            Group I Mortgage Loans as of the
                                            Cut-Off Date.

                                      -     There is no initial
                                            Overcollateralization Amount for
                                            Group II. The Required
                                            Overcollateralization Target Amount
                                            for Group II will build up to
                                            [3.50]% of the principal balance of
                                            the Group II Mortgage Loans as of
                                            the Cut-Off Date.

                                      -     The Required Overcollateralization
                                            Target Amount for either loan group
                                            may step down over time.

                        -     Subordination of the Subordinate Certificates

Group I Credit Enhancement         Original Percentages                     Stepdown Percentages
Percentages:                       --------------------                     --------------------
                              Class                  Percent            Class              Percent
                              -----                  -------            -----              -------
                              Class AF-1             [16.40]%           Class AF-1         [32.80]%
                              Class AF-2             [16.40]%           Class AF-2         [32.80]%
                              Class AF-3             [16.40]%           Class AF-3         [32.80]%
                              Class AF-4             [16.40]%           Class AF-4         [32.80]%
                              Class AF-5             [16.40]%           Class AF-5         [32.80]%
                              Class AF-6             [16.40]%           Class AF-6         [32.80]%
                              Class MF-1             [13.40]%           Class MF-1         [26.80]%
                              Class MF-2             [12.25]%           Class MF-2         [24.50]%
                              Class MF-3             [10.75]%           Class MF-3         [21.50]%
                              Class MF-4             [9.00]%            Class MF-4         [18.00]%
                              Class MF-5             [7.75]%            Class MF-5         [15.50]%
                              Class MF-6             [6.50]%            Class MF-6         [13.00]%
                              Class MF-7             [4.75]%            Class MF-7          [9.50]%
                              Class MF-8             [3.80]%            Class MF-8          [7.60]%

                              On any Distribution Date, the Senior Enhancement Percentage for Group I will equal (i) the sum of
                              (a) the principal balance of the Group I
                              Subordinate Certificates and (b) the Group I
                              Overcollateralization Amount, divided by (ii) the outstanding principal balance of the Group I Mortgage Loans as of the last day of the related Due Period.

The information herein has been provided solely by Citigroup Global Markets ("CGM") based on information with respect to the mortgage loans provided by CitiFinancial Mortgage and its affiliates. Neither CitiFinancial Mortgage nor any of its affiliates makes any representation as to the accuracy or completeness of the information herein. The information herein is preliminary and supersedes any prior information and will be superseded by the Prospectus and the Prospectus Supplement and by any other information subsequently filed with the Securities and Exchange Commission ("SEC"). All assumptions and information in this report reflect CGM's judgment as of this date and are subject to change. All analyses are based on certain assumptions noted herein and different assumptions could yield substantially different results. You are cautioned that there is no universally accepted method for analyzing financial instruments. You should review the assumptions; there may be differences between these assumptions and your actual business practices. Further, CGM does not guarantee any results and there is no guarantee as to the liquidity of the instruments involved in this analysis. The decision to adopt any strategy remains your responsibility. CGM (or any of its affiliates) or their officers, directors, analysts or employees may have positions in securities, commodities or derivative instruments thereon referred to herein, and may, as principal or agent, buy or sell such securities, commodities or derivative instruments. In addition, CGM may make a market in the securities referred to herein. Neither the information nor the assumptions reflected herein should be construed to be, or constitute, an offer to sell or buy or a solicitation of an offer to sell or buy any securities, commodities or derivative instruments mentioned herein. No sale of any securities, commodities or derivative instruments should be consummated without the purchaser first having received a Prospectus and, if required, a Prospectus Supplement. Finally, CGM has not addressed the legal, accounting and tax implications of the analysis with respect to you, and CGM strongly urges you to seek advice from your counsel, accountant and tax advisor. A final Prospectus and Prospectus Supplement may be obtained by contacting CGM's Mortgage Trading Desk at (212) 723-6217.

CFMSI 2003-4
$[917,629,000] (Approximate)

                          PRELIMINARY SUMMARY OF TERMS

Group II Credit Enhancement        Original Percentages                     Stepdown Percentages
Percentages:                       --------------------                     --------------------
                              Class                  Percent            Class              Percent
                              -----                  -------            -----              -------
                              Class AV-1             [20.25]%           Class AV-1         [40.50]%
                              Class MV-1             [13.50]%           Class MV-1         [27.00]%
                              Class MV-2             [11.75]%           Class MV-2         [23.50]%
                              Class MV-3             [10.00]%           Class MV-3         [20.00]%
                              Class MV-4             [8.25]%            Class MV-4         [16.50]%
                              Class MV-5             [6.75]%            Class MV-5         [13.50]%
                              Class MV-6             [4.75]%            Class MV-6         [9.50]%
                              Class MV-7             [3.50]%            Class MV-7         [7.00]%

                              On any Distribution Date, the Senior Enhancement Percentage for Group II will equal (i) the sum of
                              (a) the principal balance of the Group II
                              Subordinate Certificates and (b) the Group II Overcollateralization Amount, divided by (ii) the outstanding principal balance of the Group II Mortgage Loans as of the last day of the related Due Period.


The information herein has been provided solely by Citigroup Global Markets ("CGM") based on information with respect to the mortgage loans provided by CitiFinancial Mortgage and its affiliates. Neither CitiFinancial Mortgage nor any of its affiliates makes any representation as to the accuracy or completeness of the information herein. The information herein is preliminary and supersedes any prior information and will be superseded by the Prospectus and the Prospectus Supplement and by any other information subsequently filed with the Securities and Exchange Commission ("SEC"). All assumptions and information in this report reflect CGM's judgment as of this date and are subject to change. All analyses are based on certain assumptions noted herein and different assumptions could yield substantially different results. You are cautioned that there is no universally accepted method for analyzing financial instruments. You should review the assumptions; there may be differences between these assumptions and your actual business practices. Further, CGM does not guarantee any results and there is no guarantee as to the liquidity of the instruments involved in this analysis. The decision to adopt any strategy remains your responsibility. CGM (or any of its affiliates) or their officers, directors, analysts or employees may have positions in securities, commodities or derivative instruments thereon referred to herein, and may, as principal or agent, buy or sell such securities, commodities or derivative instruments. In addition, CGM may make a market in the securities referred to herein. Neither the information nor the assumptions reflected herein should be construed to be, or constitute, an offer to sell or buy or a solicitation of an offer to sell or buy any securities, commodities or derivative instruments mentioned herein. No sale of any securities, commodities or derivative instruments should be consummated without the purchaser first having received a Prospectus and, if required, a Prospectus Supplement. Finally, CGM has not addressed the legal, accounting and tax implications of the analysis with respect to you, and CGM strongly urges you to seek advice from your counsel, accountant and tax advisor. A final Prospectus and Prospectus Supplement may be obtained by contacting CGM's Mortgage Trading Desk at (212) 723-6217.

CFMSI 2003-4
$[917,629,000] (Approximate)

                          PRELIMINARY SUMMARY OF TERMS

Required Overcollateralization      On the Closing Date, the trust will issue an
Target Amount:                      aggregate principal amount of Certificates,
                                    which is approximately equal to the
                                    aggregate principal balance of the Mortgage
                                    Loans as of the Cutoff Date. On each
                                    Distribution Date, commencing December 26,
                                    2003, to the extent not used to cover
                                    realized losses or interest shortfalls, 100% of the Excess Interest will be used to pay principal to the Certificates, reducing the aggregate principal balance of the
                                    Certificates below the aggregate principal balance of the Mortgage Loans. This will reduce the principal balance of the Certificates faster than the principal balance of the Mortgage Loans until the Required Overcollateralization Target Amount for each Group is reached. This excess of the principal balance of the Mortgage Loans over the principal balance of the Certificates represents overcollateralization
                                    ("Overcollateralization"), which may be used to absorb losses on the Mortgage Loans not covered by Excess Interest.
                                    Overcollateralization for Group I is "The
                                    Group I Overcollateralization Amount".
                                    Overcollateralization for Group II is "The
                                    Group II Overcollateralization Amount".
                                    Prior to the Group I Stepdown Date, the
                                    minimum Group I Required
                                    Overcollateralization Target Amount is
                                    approximately [3.80]% of the principal
                                    balance of the Group I Mortgage Loans as of the Cut-Off Date. On and after the Group I
                                    Stepdown Date, provided a Group I Trigger
                                    Event has not occurred, the Group I Required
                                    Overcollateralization Target Amount may be reduced to approximately [7.60]% of the then current principal balance of the Group I
                                    Mortgage Loans after applying payments
                                    received for the related collection period, subject to a floor of 0.50% of the principal balance of the Group I Mortgage Loans as of the Cut-Off date. If, due to losses, the Group I Overcollateralization Amount is reduced below the Group I Required
                                    Overcollateralization Target Amount, Excess
                                    Interest, if any, will be applied as
                                    principal to reduce the principal balance of the Group I Certificates in order to establish and maintain the Group I Required
                                    Overcollateralization Target Amount (a
                                    "Group I Subordination Increase Amount"). On or after the Group I Stepdown Date and to the extent a Group I Trigger Event is not in effect, the Group I Required
                                    Overcollateralization Target Amount will be permitted to "step down" and the released principal will be distributed according to paragraph C in the "Distributions" section above. This "stepped down" amount is the "Group I Subordination Decrease Amount."
                                    Once the Group I Required
                                    Overcollateralization Target Amount has been met, Excess Interest from Group I may be used to pay principal on the Group II
                                    Certificates until the Group II Required
                                    Overcollateralization Target Amount has been met.

                                    Prior to the Group II Stepdown Date, the minimum Group II Required
                                    Overcollateralization Target Amount is
                                    approximately [3.50]% of the principal
                                    balance of the Group II Mortgage Loans as of the Cut-Off Date. On and after the Group II Stepdown Date, provided a Group II Trigger Event has not occurred, the Group II Required Overcollateralization Target Amount may be reduced to approximately [7.00]% of the then current principal balance of the Group II Mortgage Loans after applying payments received for the related collection period, subject to a floor of 0.50% of the principal balance of the Group II Mortgage Loans as of the Cut-Off date. If, due to losses, the Group II Overcollateralization Amount is reduced below the Group II Required Overcollateralization Target
                                    Amount, Excess Interest, if any, will be applied as principal to reduce the principal balance of the Group II Certificates in order to establish and maintain the Group II Required Overcollateralization Target Amount (a "Group II Subordination Increase Amount"). On or after the Group II Stepdown Date and to the extent the Group II Trigger Event is not in effect, the Group II Required Overcollateralization Target Amount will be permitted to "step down" and the released principal will be distributed according to paragraph D in the "Distributions" section above. This "stepped down" amount is the "Group II Subordination Decrease Amount." Once the Group II Required Overcollateralization Target Amount has been met, Excess Interest from Group II may be used to pay principal on the Group I Certificates until the Group I Required Overcollateralization Target Amount has been met.


The information herein has been provided solely by Citigroup Global Markets ("CGM") based on information with respect to the mortgage loans provided by CitiFinancial Mortgage and its affiliates. Neither CitiFinancial Mortgage nor any of its affiliates makes any representation as to the accuracy or completeness of the information herein. The information herein is preliminary and supersedes any prior information and will be superseded by the Prospectus and the Prospectus Supplement and by any other information subsequently filed with the Securities and Exchange Commission ("SEC"). All assumptions and information in this report reflect CGM's judgment as of this date and are subject to change. All analyses are based on certain assumptions noted herein and different assumptions could yield substantially different results. You are cautioned that there is no universally accepted method for analyzing financial instruments. You should review the assumptions; there may be differences between these assumptions and your actual business practices. Further, CGM does not guarantee any results and there is no guarantee as to the liquidity of the instruments involved in this analysis. The decision to adopt any strategy remains your responsibility. CGM (or any of its affiliates) or their officers, directors, analysts or employees may have positions in securities, commodities or derivative instruments thereon referred to herein, and may, as principal or agent, buy or sell such securities, commodities or derivative instruments. In addition, CGM may make a market in the securities referred to herein. Neither the information nor the assumptions reflected herein should be construed to be, or constitute, an offer to sell or buy or a solicitation of an offer to sell or buy any securities, commodities or derivative instruments mentioned herein. No sale of any securities, commodities or derivative instruments should be consummated without the purchaser first having received a Prospectus and, if required, a Prospectus Supplement. Finally, CGM has not addressed the legal, accounting and tax implications of the analysis with respect to you, and CGM strongly urges you to seek advice from your counsel, accountant and tax advisor. A final Prospectus and Prospectus Supplement may be obtained by contacting CGM's Mortgage Trading Desk at (212) 723-6217.

CFMSI 2003-4
$[917,629,000] (Approximate)

                          PRELIMINARY SUMMARY OF TERMS


Group I Stepdown Date:        The earlier to occur of: (a) when the outstanding
                              principal balance of the Group I Senior
                              Certificates is reduced to zero or (b) the later to occur of (i) the 37th Distribution Date and
                              (ii) the first Distribution Date on which the Group I Senior Enhancement Percentage is at least equal to [32.80]%.

Group I OC Floor:             0.50% of the principal balance of the Group I
                              Mortgage Loans as of the Cut-Off Date.

Group I Trigger Event:        Occurs if (a) the three-month rolling average of
                              the Group I Mortgage Loans that are 60+ days delinquent exceeds [TBD]% of the Group I Senior
                              Enhancement Percentage (Group I Senior Enhancement
                              Percentage is less than or equal to [TBD] times the outstanding principal balance of the Group I
                              Mortgage Loans that are 60+ days delinquent). 60+ delinquent Group I Mortgage Loans includes the sum of the Group I Mortgage Loans that are (i) 60+ days delinquent, (ii) in foreclosure, (iii) in REO and (iv) in bankruptcy; or

                              (b) the aggregate amount of realized losses on the Group I Mortgage Loans incurred since the Cut-Off Date through the last day of such preceding collection period divided by the principal balance of the Group I Mortgage Loans as of the Cut-Off Date exceeds the applicable percentages set forth below with respect to such Distribution Date:

                              Distribution Date                                           Percentage
                              -----------------                                           ----------
                              December 26, 2006 to November 25, 2007:   [TBD]% for the first month, plus an additional
                                                                        [TBD]% for each month thereafter.
                              December 26, 2007 to November 25, 2008:   [TBD]% for the first month, plus an additional
                                                                        [TBD]% for each month thereafter.
                              December 26, 2008 to November 25, 2009:   [TBD]% for the first month, plus an additional
                                                                        [TBD]% for each month thereafter.
                              December 26, 2009 to November 25, 2010:   [TBD]% for the first month, plus an additional
                                                                        [TBD]% for each month thereafter.
                              December 26, 2010 and thereafter:         [TBD]%


                              If a Group I Trigger Event occurs, the Group I Required Overcollateralization Target Amount will not be allowed to step down and will be equal to the previous period's Group I Required Overcollateralization Target Amount.



The information herein has been provided solely by Citigroup Global Markets ("CGM") based on information with respect to the mortgage loans provided by CitiFinancial Mortgage and its affiliates. Neither CitiFinancial Mortgage nor any of its affiliates makes any representation as to the accuracy or completeness of the information herein. The information herein is preliminary and supersedes any prior information and will be superseded by the Prospectus and the Prospectus Supplement and by any other information subsequently filed with the Securities and Exchange Commission ("SEC"). All assumptions and information in this report reflect CGM's judgment as of this date and are subject to change. All analyses are based on certain assumptions noted herein and different assumptions could yield substantially different results. You are cautioned that there is no universally accepted method for analyzing financial instruments. You should review the assumptions; there may be differences between these assumptions and your actual business practices. Further, CGM does not guarantee any results and there is no guarantee as to the liquidity of the instruments involved in this analysis. The decision to adopt any strategy remains your responsibility. CGM (or any of its affiliates) or their officers, directors, analysts or employees may have positions in securities, commodities or derivative instruments thereon referred to herein, and may, as principal or agent, buy or sell such securities, commodities or derivative instruments. In addition, CGM may make a market in the securities referred to herein. Neither the information nor the assumptions reflected herein should be construed to be, or constitute, an offer to sell or buy or a solicitation of an offer to sell or buy any securities, commodities or derivative instruments mentioned herein. No sale of any securities, commodities or derivative instruments should be consummated without the purchaser first having received a Prospectus and, if required, a Prospectus Supplement. Finally, CGM has not addressed the legal, accounting and tax implications of the analysis with respect to you, and CGM strongly urges you to seek advice from your counsel, accountant and tax advisor. A final Prospectus and Prospectus Supplement may be obtained by contacting CGM's Mortgage Trading Desk at (212) 723-6217.

CFMSI 2003-4
$[917,629,000] (Approximate)

                          PRELIMINARY SUMMARY OF TERMS


Group II Stepdown Date:       The earlier to occur of (a) when the outstanding
                              principal balance of the Group II Senior
                              Certificates is reduced to zero or (b) the later to occur of (i) the 37th Distribution Date and
                              (ii) the first Distribution Date on which the Group II Senior Enhancement Percentage is at least equal to [40.50]%.

Group II OC Floor:            0.50% of the principal balance of the Group II
                              Mortgage Loans as of the Cut-Off Date.


Group II Trigger Event:       Occurs if (a) the three-month rolling average of
                              the Group II Mortgage Loans that are 60+ days delinquent exceeds [TBD]% of the Group II Senior
                              Enhancement Percentage (Group II Senior
                              Enhancement Percentage is less than or equal to [TBD] times the outstanding principal balance of the Group II Mortgage Loans that are 60+ days delinquent). 60+ delinquent Group II Mortgage
                              Loans includes the sum of the Group II Mortgage
                              Loans that are (i) 60+ days delinquent, (ii) in foreclosure, (iii) in REO and (iv) in bankruptcy;
                              or

                              (b) the aggregate amount of realized losses on the Group II Mortgage Loans incurred since the Cut-Off Date through the last day of such preceding collection period divided by the principal balance of the Group II Mortgage Loans as of the Cut-Off Date exceeds the applicable percentages set forth below with respect to such Distribution Date:

                              Distribution Date                                           Percentage
                              -----------------                                           ----------

                              December 26, 2006 to November 25, 2007:   [TBD]% for the first month, plus an additional
                                                                        [TBD]% for each month thereafter.
                              December 26, 2007 to November 25, 2008:   [TBD]% for the first month, plus an additional
                                                                        [TBD]% for each month thereafter.
                              December 26, 2008 to November 25, 2009:   [TBD]% for the first month, plus an additional
                                                                        [TBD]% for each month thereafter.
                              December 26, 2009 to November 25, 2010:   [TBD]% for the first month, plus an additional
                                                                        [TBD]% for each month thereafter.
                              November 25, 2010 and thereafter:         [TBD]%


                              If a Group II Trigger Event occurs, the Group II Required Overcollateralization Target Amount will not be allowed to step down and will be equal to the previous period's Group II Required Overcollateralization Target Amount.


The information herein has been provided solely by Citigroup Global Markets ("CGM") based on information with respect to the mortgage loans provided by CitiFinancial Mortgage and its affiliates. Neither CitiFinancial Mortgage nor any of its affiliates makes any representation as to the accuracy or completeness of the information herein. The information herein is preliminary and supersedes any prior information and will be superseded by the Prospectus and the Prospectus Supplement and by any other information subsequently filed with the Securities and Exchange Commission ("SEC"). All assumptions and information in this report reflect CGM's judgment as of this date and are subject to change. All analyses are based on certain assumptions noted herein and different assumptions could yield substantially different results. You are cautioned that there is no universally accepted method for analyzing financial instruments. You should review the assumptions; there may be differences between these assumptions and your actual business practices. Further, CGM does not guarantee any results and there is no guarantee as to the liquidity of the instruments involved in this analysis. The decision to adopt any strategy remains your responsibility. CGM (or any of its affiliates) or their officers, directors, analysts or employees may have positions in securities, commodities or derivative instruments thereon referred to herein, and may, as principal or agent, buy or sell such securities, commodities or derivative instruments. In addition, CGM may make a market in the securities referred to herein. Neither the information nor the assumptions reflected herein should be construed to be, or constitute, an offer to sell or buy or a solicitation of an offer to sell or buy any securities, commodities or derivative instruments mentioned herein. No sale of any securities, commodities or derivative instruments should be consummated without the purchaser first having received a Prospectus and, if required, a Prospectus Supplement. Finally, CGM has not addressed the legal, accounting and tax implications of the analysis with respect to you, and CGM strongly urges you to seek advice from your counsel, accountant and tax advisor. A final Prospectus and Prospectus Supplement may be obtained by contacting CGM's Mortgage Trading Desk at (212) 723-6217.

CFMSI 2003-4
$[917,629,000] (Approximate)

                          PRELIMINARY SUMMARY OF TERMS


Optional Termination:         The entire transaction is eligible for call when
                              the combined outstanding principal balance of the Group I and Group II Mortgage Loans reaches 10% or less of the Cut-Off Date principal balance of such loans.

Auction Sale:                 If the Optional Termination is not exercised on
                              the first Distribution Date on which it could have been exercised, on the next Distribution Date the Trustee will begin an auction process to sell the Mortgage Loans and other assets of the trust. The
                              Trustee will sell the Mortgage Loans and other assets of the trust if the amounts that will be received from the Auction Sale will be sufficient to pay the outstanding aggregate Certificate principal balance, accrued and unpaid interest thereon, unreimbursed Servicer Advances,
                              Delinquency Advances and Compensating Interest, and other amounts as described in the Prospectus
                              Supplement, other than any interest cap
                              carryforward, realized losses, Civil Relief Act shortfalls or prepayment interest shortfalls.

Step-up Coupon:               For either Group I or Group II, if the Optional
                              Termination is not exercised on the first
                              Distribution Date following the Distribution Date on which it could have been exercised, the Certificate Interest Rates on the Group I
                              Certificates, except for the Class AF-1
                              Certificates, will be increased by 0.50%, the margin for the Class AF-1 Certificates and the Group II Senior Certificates will increase by 100% of the current margin, and the margin for the Group II Subordinate Certificates will increase by
                              50% of the current margin.


The information herein has been provided solely by Citigroup Global Markets ("CGM") based on information with respect to the mortgage loans provided by CitiFinancial Mortgage and its affiliates. Neither CitiFinancial Mortgage nor any of its affiliates makes any representation as to the accuracy or completeness of the information herein. The information herein is preliminary and supersedes any prior information and will be superseded by the Prospectus and the Prospectus Supplement and by any other information subsequently filed with the Securities and Exchange Commission ("SEC"). All assumptions and information in this report reflect CGM's judgment as of this date and are subject to change. All analyses are based on certain assumptions noted herein and different assumptions could yield substantially different results. You are cautioned that there is no universally accepted method for analyzing financial instruments. You should review the assumptions; there may be differences between these assumptions and your actual business practices. Further, CGM does not guarantee any results and there is no guarantee as to the liquidity of the instruments involved in this analysis. The decision to adopt any strategy remains your responsibility. CGM (or any of its affiliates) or their officers, directors, analysts or employees may have positions in securities, commodities or derivative instruments thereon referred to herein, and may, as principal or agent, buy or sell such securities, commodities or derivative instruments. In addition, CGM may make a market in the securities referred to herein. Neither the information nor the assumptions reflected herein should be construed to be, or constitute, an offer to sell or buy or a solicitation of an offer to sell or buy any securities, commodities or derivative instruments mentioned herein. No sale of any securities, commodities or derivative instruments should be consummated without the purchaser first having received a Prospectus and, if required, a Prospectus Supplement. Finally, CGM has not addressed the legal, accounting and tax implications of the analysis with respect to you, and CGM strongly urges you to seek advice from your counsel, accountant and tax advisor. A final Prospectus and Prospectus Supplement may be obtained by contacting CGM's Mortgage Trading Desk at (212) 723-6217.

CFMSI 2003-4
$[917,629,000] (Approximate)

               CITIGROUP GLOBAL MARKETS MORTGAGE FINANCE CONTACTS

NAME:                       TELEPHONE:          E-MAIL:
Evan Mitnick              (212) 723-6621        evan.mitnick@citigroup.com
Director
Matt Bollo                (212) 723-6375        matthew.bollo@citigroup.com
Vice President
Jon Riber                 (212) 723-6536        jonathan.riber@citigroup.com
Associate
Bobbie Theivakumaran      (212) 723-6753        bobbie.theivakumaran@citigroup.com
Analyst


                  CITIGROUP GLOBAL MARKETS MBS TRADING CONTACTS

NAME:                       TELEPHONE:          E-MAIL:
Jim De Mare               (212) 723-6217        james.p.demare@citigroup.com
Managing Director
Matt Cherwin              (212) 723-6217        matthew.cherwin@citigroup.com
Vice President
Michael Leung             (212) 723-6325        michael.leung@citigroup.com
Director

The information herein has been provided solely by Citigroup Global Markets ("CGM") based on information with respect to the mortgage loans provided by CitiFinancial Mortgage and its affiliates. Neither CitiFinancial Mortgage nor any of its affiliates makes any representation as to the accuracy or completeness of the information herein. The information herein is preliminary and supersedes any prior information and will be superseded by the Prospectus and the Prospectus Supplement and by any other information subsequently filed with the Securities and Exchange Commission ("SEC"). All assumptions and information in this report reflect CGM's judgment as of this date and are subject to change. All analyses are based on certain assumptions noted herein and different assumptions could yield substantially different results. You are cautioned that there is no universally accepted method for analyzing financial instruments. You should review the assumptions; there may be differences between these assumptions and your actual business practices. Further, CGM does not guarantee any results and there is no guarantee as to the liquidity of the instruments involved in this analysis. The decision to adopt any strategy remains your responsibility. CGM (or any of its affiliates) or their officers, directors, analysts or employees may have positions in securities, commodities or derivative instruments thereon referred to herein, and may, as principal or agent, buy or sell such securities, commodities or derivative instruments. In addition, CGM may make a market in the securities referred to herein. Neither the information nor the assumptions reflected herein should be construed to be, or constitute, an offer to sell or buy or a solicitation of an offer to sell or buy any securities, commodities or derivative instruments mentioned herein. No sale of any securities, commodities or derivative instruments should be consummated without the purchaser first having received a Prospectus and, if required, a Prospectus Supplement. Finally, CGM has not addressed the legal, accounting and tax implications of the analysis with respect to you, and CGM strongly urges you to seek advice from your counsel, accountant and tax advisor. A final Prospectus and Prospectus Supplement may be obtained by contacting CGM's Mortgage Trading Desk at (212) 723-6217.

CFMSI 2003-4
$[917,629,000] (Approximate)





           GROUP I SENSITIVITY ANALYSIS -- TO 10% OPTIONAL TERMINATION

Group I % of (HEP)              0.0%             10.0%               23.0%                30.0%               40.0%
Group II % of (CPR)             0.0%             15.0%               27.0%                35.0%               45.0%

--------------------------------------------------------------------------------------------------------------------

Class AF-1
----------
Avg. Life (yrs)                10.22             1.74                0.80                 0.62                0.47
Mod. Dur. (yrs)                 9.32             1.70                0.79                 0.61                0.46
Window (mo)                    1-211             1-47                1-21                 1-15                1-11
Expected Final Mat.           Jun-2011         Oct-2007          FEBRUARY-2005        February-2005         Oct-2004

Class AF-2
----------
Avg. Life (yrs)                19.03             4.68                2.00                 1.50                1.08
Mod. Dur. (yrs)                14.32             4.31                1.92                 1.42                1.05
Window (mo)                   211-248            47-66               21-28                15-21               11-15
Expected Final Mat.           Jul-2024         May-2009           MARCH-2006            Aug-2005            Feb-2005

Class AF-3
----------
Avg. Life (yrs)                22.86             8.70                3.00                 2.13                1.53
Mod. Dur. (yrs)                15.33             7.28                2.79                 2.02                1.46
Window (mo)                   248-298           66-156               28-50                21-31               15-22
Expected Final Mat.           Sep-2028         Nov-2016          JANUARY-2008           Jun-2006            Sep-2005

Class AF-4
----------
Avg. Life (yrs)                25.52             14.71               5.00                 2.81                 2.00
Mod. Dur. (yrs)                14.32             10-28               4.34                 2.57                 1.87
Window (mo)                   298-314           156-188              50-62                31-47                22-26
Expected Final Mat.            Jan-30          Jul-2019          JANUARY-2009           Oct-2007            Jan-2006

Class AF-5
----------
Avg. Life (yrs)                26.67             15.67               7.63                 4.88                2.35
Mod. Dur. (yrs)                13.26             10.05               6.00                 4.13                2.14
Window (mo)                   314-322           188-188              62-95                47-72               26-30
Expected Final Mat.           Sep-2030         Jul-2019          OCTOBER-2011           Nov-2009            May-2006

Class AF-6
----------
Avg. Life (yrs)                12.84             8.01                6.48                 5.62                3.31
Mod. Dur. (yrs)                 9.11             6.36                5.40                 4.80                2.98
Window (mo)                    37-322           37-188               40-95                47-72               30-51
Expected Final Mat.           Sep-2030         Jul-2019          OCTOBER-2011           Nov-2009            Feb-2008

--------------------------------------------------------------------------------------------------------------------


The information herein has been provided solely by Citigroup Global Markets ("CGM") based on information with respect to the mortgage loans provided by CitiFinancial Mortgage and its affiliates. Neither CitiFinancial Mortgage nor any of its affiliates makes any representation as to the accuracy or completeness of the information herein. The information herein is preliminary and supersedes any prior information and will be superseded by the Prospectus and the Prospectus Supplement and by any other information subsequently filed with the Securities and Exchange Commission ("SEC"). All assumptions and information in this report reflect CGM's judgment as of this date and are subject to change. All analyses are based on certain assumptions noted herein and different assumptions could yield substantially different results. You are cautioned that there is no universally accepted method for analyzing financial instruments. You should review the assumptions; there may be differences between these assumptions and your actual business practices. Further, CGM does not guarantee any results and there is no guarantee as to the liquidity of the instruments involved in this analysis. The decision to adopt any strategy remains your responsibility. CGM (or any of its affiliates) or their officers, directors, analysts or employees may have positions in securities, commodities or derivative instruments thereon referred to herein, and may, as principal or agent, buy or sell such securities, commodities or derivative instruments. In addition, CGM may make a market in the securities referred to herein. Neither the information nor the assumptions reflected herein should be construed to be, or constitute, an offer to sell or buy or a solicitation of an offer to sell or buy any securities, commodities or derivative instruments mentioned herein. No sale of any securities, commodities or derivative instruments should be consummated without the purchaser first having received a Prospectus and, if required, a Prospectus Supplement. Finally, CGM has not addressed the legal, accounting and tax implications of the analysis with respect to you, and CGM strongly urges you to seek advice from your counsel, accountant and tax advisor. A final Prospectus and Prospectus Supplement may be obtained by contacting CGM's Mortgage Trading Desk at (212) 723-6217.

CFMSI 2003-4
$[917,629,000] (Approximate)


                   GROUP I SENSITIVITY ANALYSIS - TO MATURITY

Group I % of (HEP)            0.0%          10.0%            23.0%          30.0%         40.0%
Group II % of (CPR)           0.0%          15.0%            27.0%          35.0%         45.0%

Class AF-1

Avg. Life (yrs)              10.22           1.74             0.80          0.62          0.47
Mod. Dur. (yrs)              9.32            1.70             0.79          0.61          0.46
Window (mo)                  1-211           1-47             1-21          1-15          1-11
Expected Final Mat          Jun-2021       Oct-2007        AUGUST-2005    Feb-2005      Oct-2004

Class AF-2

Avg. Life (yrs)              19.03           4.68             2.00          1.50          1.08
Mod. Dur. (yrs)              14.32           4.31             1.92          1.45          1.05
Window (mo)                  211-248        47-166           21-28         15-21         11-15
Expected Final Mat          Jul-2024       May 2009        MARCH-2006     Aug-2005      Feb-2005

Class AF-3

Avg. Life (yrs)              22.86           8.70             3.00         2.13           1.53
Mod. Dur. (yrs)              15.33           7.28             2.79         2.02           1.46
Window (mo)                 248-298         66-156           28-50        21-31          15-22
Expected Final Mat          Sep-2028       Nov-2016       JANUARY-2008   Jun-2006       Sep-2005

Class AF-4

Avg. Life (yrs)              25.52          14.95             5.00         2.81           2.00
Mod. Dur. (yrs)              14.32          10.39             4.34         2.57           1.87
Window (mo)                  298-314       156-208           50-74        31-47          22-26
Expected Final Mat          Jan-2030       Mar-2021       JANUARY-2010   Oct-2007       Jan-2006

Class AF-5

Avg. Life (yrs)              26.80          21.29            11.04         5.67           2.35
Mod. Dur. (yrs)              13.29          11.89             7.80         4.59           2.14
Window (mo)                 314-328        208-316           74-215       47-168         26-30
Expected Final Mat          Mar-2031       Mar-2030       OCTOBER-2021   Nov-2017       May-2006

Class AF-6

Avg. Life (yrs)              12.84           8.04             6.81         6.92           4.37
Mod. Dur. (yrs)               9.11           6.38             5.61         5.68           3.76
Window (mo)                  37-327         37-314           40-213       47-166         30-121
Expected Final Mat          Feb-2031       Jan-2030       AUGUST-2021    Sep-2017       Dec-2013

The information herein has been provided solely by Citigroup Global Markets ("CGM") based on information with respect to the mortgage loans provided by CitiFinancial Mortgage and its affiliates. Neither CitiFinancial Mortgage nor any of its affiliates makes any representation as to the accuracy or completeness of the information herein. The information herein is preliminary and supersedes any prior information and will be superseded by the Prospectus and the Prospectus Supplement and by any other information subsequently filed with the Securities and Exchange Commission ("SEC"). All assumptions and information in this report reflect CGM's judgment as of this date and are subject to change. All analyses are based on certain assumptions noted herein and different assumptions could yield substantially different results. You are cautioned that there is no universally accepted method for analyzing financial instruments. You should review the assumptions; there may be differences between these assumptions and your actual business practices. Further, CGM does not guarantee any results and there is no guarantee as to the liquidity of the instruments involved in this analysis. The decision to adopt any strategy remains your responsibility. CGM (or any of its affiliates) or their officers, directors, analysts or employees may have positions in securities, commodities or derivative instruments thereon referred to herein, and may, as principal or agent, buy or sell such securities, commodities or derivative instruments. In addition, CGM may make a market in the securities referred to herein. Neither the information nor the assumptions reflected herein should be construed to be, or constitute, an offer to sell or buy or a solicitation of an offer to sell or buy any securities, commodities or derivative instruments mentioned herein. No sale of any securities, commodities or derivative instruments should be consummated without the purchaser first having received a Prospectus and, if required, a Prospectus Supplement. Finally, CGM has not addressed the legal, accounting and tax implications of the analysis with respect to you, and CGM strongly urges you to seek advice from your counsel, accountant and tax advisor. A final Prospectus and Prospectus Supplement may be obtained by contacting CGM's Mortgage Trading Desk at (212) 723-6217.

CFMSI 2003-4
$[917,629,000] (Approximate)




           GROUP II SENSITIVITY ANALYSIS - TO 10% OPTIONAL TERMINATION

Group II % of (CPR)            0.0%               15.0%             27.0%             35.0%           45.0%
Group I % of (HEP)             0.0%               10.0%             23.0%             30.0%           40.0%

Class AV-1

Avg. Life (yrs)                17.74              4.31              2.18              1.54            0.99
Mod. Dur. (yrs)                15.16              4.03              2.10              1.50            0.98
Window (mo)                    1-312              1-188             1-95              1-72            1-22
Expected Final Mat.          Nov-2029           Jul-2019        OCTOBER-2011        Nov-2009        Sep-2005



The information herein has been provided solely by Citigroup Global Markets ("CGM") based on information with respect to the mortgage loans provided by CitiFinancial Mortgage and its affiliates. Neither CitiFinancial Mortgage nor any of its affiliates makes any representation as to the accuracy or completeness of the information herein. The information herein is preliminary and supersedes any prior information and will be superseded by the Prospectus and the Prospectus Supplement and by any other information subsequently filed with the Securities and Exchange Commission ("SEC"). All assumptions and information in this report reflect CGM's judgment as of this date and are subject to change. All analyses are based on certain assumptions noted herein and different assumptions could yield substantially different results. You are cautioned that there is no universally accepted method for analyzing financial instruments. You should review the assumptions; there may be differences between these assumptions and your actual business practices. Further, CGM does not guarantee any results and there is no guarantee as to the liquidity of the instruments involved in this analysis. The decision to adopt any strategy remains your responsibility. CGM (or any of its affiliates) or their officers, directors, analysts or employees may have positions in securities, commodities or derivative instruments thereon referred to herein, and may, as principal or agent, buy or sell such securities, commodities or derivative instruments. In addition, CGM may make a market in the securities referred to herein. Neither the information nor the assumptions reflected herein should be construed to be, or constitute, an offer to sell or buy or a solicitation of an offer to sell or buy any securities, commodities or derivative instruments mentioned herein. No sale of any securities, commodities or derivative instruments should be consummated without the purchaser first having received a Prospectus and, if required, a Prospectus Supplement. Finally, CGM has not addressed the legal, accounting and tax implications of the analysis with respect to you, and CGM strongly urges you to seek advice from your counsel, accountant and tax advisor. A final Prospectus and Prospectus Supplement may be obtained by contacting CGM's Mortgage Trading Desk at (212) 723-6217.

CFMSI 2003-4
$[917,629,000] (Approximate)




                   GROUP II SENSITIVITY ANALYSIS - TO MATURITY

Group II % of (CPR)                0.0%                  15.0%               27.0%              35.0%               45.0%
Group I % of (HEP)                 0.0%                  10.0%               23.0%              30.0%               40.0%

Class AV-1

Avg. Life (yrs)                    17.95                 4.48                2.30                1.65               0.99
Mod. Dur. (yrs)                    15.30                 4.16                2.21                1.59               0.98
Window (mo)                        1-353                 1-305               1-184              1-155               1-32
Expected Final Mat.              Apr-2033              Apr-2029           MARCH-2019           Oct-2016           Jul-2006




The information herein has been provided solely by Citigroup Global Markets ("CGM") based on information with respect to the mortgage loans provided by CitiFinancial Mortgage and its affiliates. Neither CitiFinancial Mortgage nor any of its affiliates makes any representation as to the accuracy or completeness of the information herein. The information herein is preliminary and supersedes any prior information and will be superseded by the Prospectus and the Prospectus Supplement and by any other information subsequently filed with the Securities and Exchange Commission ("SEC"). All assumptions and information in this report reflect CGM's judgment as of this date and are subject to change. All analyses are based on certain assumptions noted herein and different assumptions could yield substantially different results. You are cautioned that there is no universally accepted method for analyzing financial instruments. You should review the assumptions; there may be differences between these assumptions and your actual business practices. Further, CGM does not guarantee any results and there is no guarantee as to the liquidity of the instruments involved in this analysis. The decision to adopt any strategy remains your responsibility. CGM (or any of its affiliates) or their officers, directors, analysts or employees may have positions in securities, commodities or derivative instruments thereon referred to herein, and may, as principal or agent, buy or sell such securities, commodities or derivative instruments. In addition, CGM may make a market in the securities referred to herein. Neither the information nor the assumptions reflected herein should be construed to be, or constitute, an offer to sell or buy or a solicitation of an offer to sell or buy any securities, commodities or derivative instruments mentioned herein. No sale of any securities, commodities or derivative instruments should be consummated without the purchaser first having received a Prospectus and, if required, a Prospectus Supplement. Finally, CGM has not addressed the legal, accounting and tax implications of the analysis with respect to you, and CGM strongly urges you to seek advice from your counsel, accountant and tax advisor. A final Prospectus and Prospectus Supplement may be obtained by contacting CGM's Mortgage Trading Desk at (212) 723-6217.

CFMSI 2003-4
$[917,629,000] (Approximate)


                      NET WAC CAP TABLE- GROUP I CLASS AF-1

NET WAC TABLE - 1MONTH LIBOR AT 1.12% FOR LIFE AND 6 MONTH LIBOR AT 1.21% FOR
LIFE

Pd         Rate (%)             Pd         Rate (%)             Pd         Rate (%)            Pd          Rate (%)
--         --------             --         --------             --         --------            --          --------
 1         7.14776              33         7.65198              65         7.65199              97         7.90706
 2         6.91719              34         7.65198              66         7.90705              98         7.65200
 3         6.91719              35         7.90704              67         7.65199              99         7.65200
 4         7.39424              36         7.65198              68         7.90705             100         8.17972
 5         6.91719              37         7.90704              69         7.65199             101         7.65200
 6         7.14777              38         7.65198              70         7.65199             102         7.90706
 7         6.91719              39         7.65198              71         7.90705             103         7.65200
 8         7.14777              40         8.47183              72         7.65199             104         7.90706
 9         6.91719              41         7.65198              73         7.90705             105         7.65200
10         6.91719              42         7.90704              74         7.65199             106         7.65200
11         7.14777              43         7.65198              75         7.65199             107         7.90706
12         6.91719              44         7.90705              76         8.47184             108         7.65200
13         7.14777              45         7.65198              77         7.65199             109         7.90707
14         6.91719              46         7.65198              78         7.90706             110         7.65200
15         6.91719              47         7.90705              79         7.65199             111         7.65200
16         7.65832              48         7.65198              80         7.90706             112         8.47186
17         6.9172               49         7.90705              81         7.65199             113         7.65200
18         7.87945              50         7.65198              82         7.65199             114         7.90707
19         7.62527              51         7.65198              83         7.90706             115         7.65200
20         7.87945              52         8.17970              84         7.65199             116         7.90707
21         7.62528              53         7.65198              85         7.90706             117         7.65200
22         7.62528              54         7.90705              86         7.65199             118         7.65200
23         7.87945              55         7.65198              87         7.65199             119         7.90707
24         7.62528              56         7.90705              88         8.47185             120         7.65200
25         7.87946              57         7.65198              89         7.65199
26         7.62528              58         7.65198              90         7.90706
27         7.62528              59         7.90705              91         7.65199
28         8.44228              60         7.65198              92         7.90706
29         7.62529              61         7.90705              93         7.65199
30         7.90704              62         7.65198              94         7.65199
31         7.65198              63         7.65198              95         7.90706
32         7.90704              64         8.47184              96         7.65199

Assumptions: 23% HEP for Life, 6-month LIBOR is 1.12% for Life and 1-month LIBOR is 1.21% for Life. Net WAC Cap is the max coupon for the Certificates using the above assumptions, adjusted for Actual/360 basis. Fees include Servicer Fee and Administrative Fee.



The information herein has been provided solely by Citigroup Global Markets ("CGM") based on information with respect to the mortgage loans provided by CitiFinancial Mortgage and its affiliates. Neither CitiFinancial Mortgage nor any of its affiliates makes any representation as to the accuracy or completeness of the information herein. The information herein is preliminary and supersedes any prior information and will be superseded by the Prospectus and the Prospectus Supplement and by any other information subsequently filed with the Securities and Exchange Commission ("SEC"). All assumptions and information in this report reflect CGM's judgment as of this date and are subject to change. All analyses are based on certain assumptions noted herein and different assumptions could yield substantially different results. You are cautioned that there is no universally accepted method for analyzing financial instruments. You should review the assumptions; there may be differences between these assumptions and your actual business practices. Further, CGM does not guarantee any results and there is no guarantee as to the liquidity of the instruments involved in this analysis. The decision to adopt any strategy remains your responsibility. CGM (or any of its affiliates) or their officers, directors, analysts or employees may have positions in securities, commodities or derivative instruments thereon referred to herein, and may, as principal or agent, buy or sell such securities, commodities or derivative instruments. In addition, CGM may make a market in the securities referred to herein. Neither the information nor the assumptions reflected herein should be construed to be, or constitute, an offer to sell or buy or a solicitation of an offer to sell or buy any securities, commodities or derivative instruments mentioned herein. No sale of any securities, commodities or derivative instruments should be consummated without the purchaser first having received a Prospectus and, if required, a Prospectus Supplement. Finally, CGM has not addressed the legal, accounting and tax implications of the analysis with respect to you, and CGM strongly urges you to seek advice from your counsel, accountant and tax advisor. A final Prospectus and Prospectus Supplement may be obtained by contacting CGM's Mortgage Trading Desk at (212) 723-6217.

CFMSI 2003-4
$[917,629,000] (Approximate)


                      NET WAC CAP TABLE- GROUP I CLASS AF-1

NET WAC TABLE - 1MONTH LIBOR AND 6 MONTH LIBOR AT 20.00% FOR LIFE

      Pd          Rate (%)              Pd          Rate (%)              Pd         Rate (%)               Pd         Rate (%)
      --          --------              --          --------              --         --------               --         --------
       1          7.14776               33         11.78270               65         13.11138               97         13.54843
       2          6.91719               34         11.78271               66         13.54842               98         13.11138
       3          6.91719               35         12.17548               67         13.11138               99         13.11138
       4          7.39424               36         12.83991               68         13.54842              100         14.01562
       5          6.91719               37         13.26792               69         13.11138              101         13.11138
       6          7.14777               38         12.83993               70         13.11138              102         13.54843
       7          6.91719               39         12.83994               71         13.54842              103         13.11138
       8          7.14777               40         14.21565               72         13.11138              104         13.54843
       9          6.91719               41         12.83995               73         13.54842              105         13.11138
      10          6.91719               42         13.50641               74         13.11138              106         13.11138
      11          7.14777               43         13.07072               75         13.11138              107         13.54843
      12          6.91719               44         13.50642               76         14.51617              108         13.11138
      13          7.14777               45         13.07073               77         13.11138              109         13.54843
      14          6.91719               46         13.07073               78         13.54842              110         13.11138
      15          6.91719               47         13.50642               79         13.11138              111         13.11138
      16          7.65832               48         13.10946               80         13.54842              112         14.51618
      17          6.91720               49         13.54644               81         13.11138              113         13.11138
      18          9.96473               50         13.10946               82         13.11138              114         13.54843
      19          9.64332               51         13.10946               83         13.54843              115         13.11138
      20          9.96479               52         14.01356               84         13.11138              116         13.54843
      21          9.64338               53         13.10946               85         13.54843              117         13.11139
      22          9.64341               54         13.54842               86         13.11138              118         13.11139
      23          9.96489               55         13.11138               87         13.11138              119         13.54843
      24         10.66175               56         13.54842               88         14.51617              120         13.11139
      25         11.01720               57         13.11138               89         13.11138
      26         10.66186               58         13.11138               90         13.54843
      27         10.66191               59         13.54842               91         13.11138
      28         11.80433               60         13.11138               92         13.54843
      29         10.66203               61         13.54842               93         13.11138
      30         12.17543               62         13.11138               94         13.11138
      31         11.78268               63         13.11138               95         13.54843
      32         12.17545               64         14.51617               96         13.11138

Assumptions: 23% HEP for Life, 6-month LIBOR is 20.00% for Life and 1-month LIBOR is 20.00% for Life Net WAC Cap is the max coupon for the Certificates using the above assumptions, adjusted for Actual/360 basis. Fees include Servicer Fee and Administrative Fee.

The information herein has been provided solely by Citigroup Global Markets ("CGM") based on information with respect to the mortgage loans provided by CitiFinancial Mortgage and its affiliates. Neither CitiFinancial Mortgage nor any of its affiliates makes any representation as to the accuracy or completeness of the information herein. The information herein is preliminary and supersedes any prior information and will be superseded by the Prospectus and the Prospectus Supplement and by any other information subsequently filed with the Securities and Exchange Commission ("SEC"). All assumptions and information in this report reflect CGM's judgment as of this date and are subject to change. All analyses are based on certain assumptions noted herein and different assumptions could yield substantially different results. You are cautioned that there is no universally accepted method for analyzing financial instruments. You should review the assumptions; there may be differences between these assumptions and your actual business practices. Further, CGM does not guarantee any results and there is no guarantee as to the liquidity of the instruments involved in this analysis. The decision to adopt any strategy remains your responsibility. CGM (or any of its affiliates) or their officers, directors, analysts or employees may have positions in securities, commodities or derivative instruments thereon referred to herein, and may, as principal or agent, buy or sell such securities, commodities or derivative instruments. In addition, CGM may make a market in the securities referred to herein. Neither the information nor the assumptions reflected herein should be construed to be, or constitute, an offer to sell or buy or a solicitation of an offer to sell or buy any securities, commodities or derivative instruments mentioned herein. No sale of any securities, commodities or derivative instruments should be consummated without the purchaser first having received a Prospectus and, if required, a Prospectus Supplement. Finally, CGM has not addressed the legal, accounting and tax implications of the analysis with respect to you, and CGM strongly urges you to seek advice from your counsel, accountant and tax advisor. A final Prospectus and Prospectus Supplement may be obtained by contacting CGM's Mortgage Trading Desk at (212) 723-6217.

CFMSI 2003-4
$[917,629,000] (Approximate)







                           NET WAC CAP TABLE-GROUP II

NET WAC TABLE - 1MONTH LIBOR AT 1.12% FOR LIFE AND 6 MONTH LIBOR AT 1.21% FOR
LIFE

Pd              Rate (%)             Pd         Rate (%)             Pd         Rate (%)             Pd         Rate (%)
--              --------             --         --------             --         --------             --         --------
      1         6.97648              33         6.78193              65         6.78259              97         7.00952
      2         6.75137              34         6.78195              66         7.00870              98         6.78344
      3         6.75131              35         7.00803              67         6.78264              99         6.78347
      4         7.21692              36         6.78199              68         7.00875             100         7.25132
      5         6.75132              37         7.00807              69         6.78269             101         6.78353
      6         6.97637              38         6.78202              70         6.78271             102         7.00967
      7         6.78148              39         6.78204              71         7.00883             103         6.78359
      8         7.00754              40         7.50871              72         6.78276             104         7.00974
      9         6.78151              41         6.78208              73         7.00887             105         6.78364
     10         6.78152              42         7.00817              74         6.78281             106         6.78368
     11         7.00759              43         6.78212              75         6.78283             107         7.00983
     12         6.78156              44         7.00821              76         7.50959             108         6.78374
     13         7.00763              45         6.78216              77         6.78288             109         7.00989
     14         6.78159              46         6.78218              78         7.00900             110         6.78380
     15         6.78161              47         7.00828              79         6.78293             111         6.78383
     16         7.50823              48         6.78222              80         7.00905             112         7.51070
     17         6.78164              49         7.00832              81         6.78298             113         6.78389
     18         7.00771              50         6.78227              82         6.78301             114         7.01006
     19         6.78168              51         6.78229              83         7.00913             115         6.78396
     20         7.00775              52         7.25005              84         6.78306             116         7.01012
     21         6.78171              53         6.78233              85         7.00919             117         6.78402
     22         6.78173              54         7.00843              86         6.78311             118         6.78406
     23         7.00780              55         6.78237              87         6.78314             119         7.01022
     24         6.78176              56         7.00847              88         7.50993             120         6.78412
     25         7.00784              57         6.78241              89         6.78319
     26         6.78180              58         6.78244              90         7.00932
     27         6.78182              59         7.00854              91         6.78324
     28         7.50846              60         6.78248              92         7.00938
     29         6.78185              61         7.00859              93         6.78330
     30         7.00794              62         6.78253              94         6.78333
     31         6.78189              63         6.78255              95         7.00947
     32         7.00797              64         7.50927              96         6.78338

Assumptions: 27% CPR for Life, 6-month LIBOR is 1.12% for Life and 1-month LIBOR is 1.21% for Life. Net WAC Cap is the max coupon for the Certificates using the above assumptions, adjusted for Actual/360 basis. Fees include Servicer Fee and Administrative Fee.



The information herein has been provided solely by Citigroup Global Markets ("CGM") based on information with respect to the mortgage loans provided by CitiFinancial Mortgage and its affiliates. Neither CitiFinancial Mortgage nor any of its affiliates makes any representation as to the accuracy or completeness of the information herein. The information herein is preliminary and supersedes any prior information and will be superseded by the Prospectus and the Prospectus Supplement and by any other information subsequently filed with the Securities and Exchange Commission ("SEC"). All assumptions and information in this report reflect CGM's judgment as of this date and are subject to change. All analyses are based on certain assumptions noted herein and different assumptions could yield substantially different results. You are cautioned that there is no universally accepted method for analyzing financial instruments. You should review the assumptions; there may be differences between these assumptions and your actual business practices. Further, CGM does not guarantee any results and there is no guarantee as to the liquidity of the instruments involved in this analysis. The decision to adopt any strategy remains your responsibility. CGM (or any of its affiliates) or their officers, directors, analysts or employees may have positions in securities, commodities or derivative instruments thereon referred to herein, and may, as principal or agent, buy or sell such securities, commodities or derivative instruments. In addition, CGM may make a market in the securities referred to herein. Neither the information nor the assumptions reflected herein should be construed to be, or constitute, an offer to sell or buy or a solicitation of an offer to sell or buy any securities, commodities or derivative instruments mentioned herein. No sale of any securities, commodities or derivative instruments should be consummated without the purchaser first having received a Prospectus and, if required, a Prospectus Supplement. Finally, CGM has not addressed the legal, accounting and tax implications of the analysis with respect to you, and CGM strongly urges you to seek advice from your counsel, accountant and tax advisor. A final Prospectus and Prospectus Supplement may be obtained by contacting CGM's Mortgage Trading Desk at (212) 723-6217.

CFMSI 2003-4
$[917,629,000] (Approximate)





                           NET WAC CAP TABLE-GROUP II

NET WAC TABLE - 1MONTH LIBOR AND 6 MONTH LIBOR AT 20.00% FOR LIFE

Pd         Rate (%)             Pd         Rate (%)             Pd         Rate (%)             Pd         Rate (%)
--         --------             --         --------             --         --------             --         --------
 1         6.97648              33         6.78193              65         6.78259              97         7.00952
 2         6.75137              34         6.78195              66         7.00870              98         6.78344
 3         6.75131              35         7.00803              67         6.78264              99         6.78347
 4         7.21692              36         6.78199              68         7.00875             100         7.25132
 5         6.75132              37         7.00807              69         6.78269             101         6.78353
 6         6.97637              38         6.78202              70         6.78271             102         7.00967
 7         6.78148              39         6.78204              71         7.00883             103         6.78359
 8         7.00754              40         7.50871              72         6.78276             104         7.00974
 9         6.78151              41         6.78208              73         7.00887             105         6.78364
10         6.78152              42         7.00817              74         6.78281             106         6.78368
11         7.00759              43         6.78212              75         6.78283             107         7.00983
12         6.78156              44         7.00821              76         7.50959             108         6.78374
13         7.00763              45         6.78216              77         6.78288             109         7.00989
14         6.78159              46         6.78218              78         7.00900             110         6.78380
15         6.78161              47         7.00828              79         6.78293             111         6.78383
16         7.50823              48         6.78222              80         7.00905             112         7.51070
17         6.78164              49         7.00832              81         6.78298             113         6.78389
18         7.00771              50         6.78227              82         6.78301             114         7.01006
19         6.78168              51         6.78229              83         7.00913             115         6.78396
20         7.00775              52         7.25005              84         6.78306             116         7.01012
21         6.78171              53         6.78233              85         7.00919             117         6.78402
22         6.78173              54         7.00843              86         6.78311             118         6.78406
23         7.00780              55         6.78237              87         6.78314             119         7.01022
24         6.78176              56         7.00847              88         7.50993             120         6.78412
25         7.00784              57         6.78241              89         6.78319
26         6.78180              58         6.78244              90         7.00932
27         6.78182              59         7.00854              91         6.78324
28         7.50846              60         6.78248              92         7.00938
29         6.78185              61         7.00859              93         6.78330
30         7.00794              62         6.78253              94         6.78333
31         6.78189              63         6.78255              95         7.00947
32         7.00797              64         7.50927              96         6.78338

Assumptions: 27% CPR for Life, 6-month LIBOR is 20.00% for Life and 1-month LIBOR is 20.00% for Life Net WAC Cap is the max coupon for the Certificates using the above assumptions, adjusted for Actual/360 basis. Fees include Servicer Fee and Administrative Fee.


The information herein has been provided solely by Citigroup Global Markets ("CGM") based on information with respect to the mortgage loans provided by CitiFinancial Mortgage and its affiliates. Neither CitiFinancial Mortgage nor any of its affiliates makes any representation as to the accuracy or completeness of the information herein. The information herein is preliminary and supersedes any prior information and will be superseded by the Prospectus and the Prospectus Supplement and by any other information subsequently filed with the Securities and Exchange Commission ("SEC"). All assumptions and information in this report reflect CGM's judgment as of this date and are subject to change. All analyses are based on certain assumptions noted herein and different assumptions could yield substantially different results. You are cautioned that there is no universally accepted method for analyzing financial instruments. You should review the assumptions; there may be differences between these assumptions and your actual business practices. Further, CGM does not guarantee any results and there is no guarantee as to the liquidity of the instruments involved in this analysis. The decision to adopt any strategy remains your responsibility. CGM (or any of its affiliates) or their officers, directors, analysts or employees may have positions in securities, commodities or derivative instruments thereon referred to herein, and may, as principal or agent, buy or sell such securities, commodities or derivative instruments. In addition, CGM may make a market in the securities referred to herein. Neither the information nor the assumptions reflected herein should be construed to be, or constitute, an offer to sell or buy or a solicitation of an offer to sell or buy any securities, commodities or derivative instruments mentioned herein. No sale of any securities, commodities or derivative instruments should be consummated without the purchaser first having received a Prospectus and, if required, a Prospectus Supplement. Finally, CGM has not addressed the legal, accounting and tax implications of the analysis with respect to you, and CGM strongly urges you to seek advice from your counsel, accountant and tax advisor. A final Prospectus and Prospectus Supplement may be obtained by contacting CGM's Mortgage Trading Desk at (212) 723-6217.

CFMSI 2003-4
$[917,629,000] (Approximate)




                  GROUP I COLLATERAL SUMMARY - FIXED RATE LOANS

Collateral statistics for the Group I Mortgage Loans listed below are as of the Statistical Calculation Date.

                                                     COLLATERAL SUMMARY             RANGES (IF APPLICABLE)
                                                     ------------------             ----------------------
TOTAL NUMBER OF LOANS                                              5879
TOTAL OUTSTANDING LOAN BALANCE                          $744,192,056.24
AVERAGE LOAN PRINCIPAL BALANCE                              $126,584.80           $25,127.50 - $474,778.13
WA COUPON                                                          7.50                     6.00% - 12.15%
WA ORIGINAL TERM (MO.)                                              324                          120 - 360
WA REMAINING TERM (MO.)                                             317                         108 -  357

WA ORIGINAL LTV                                                  85.73%                     10.36%-100.00%
WA FICO                                                             670                          501 - 820
1ST LIENS (%)                                                   100.00%
BALLOONS (%)                                                      7.73%
PROPERTY TYPE

         SINGLE FAMILY

         2-4 FAMILY                                              93.46%
         CONDO                                                    3.05%
         PUD                                                      2.80%
                                                                   .69%

OCCUPANCY STATUS

         PRIMARY HOME                                           99.197%
         INVESTMENT                                              0.083%
         SECOND                                                   0.00%

LOAN PURPOSE

        CASH-OUT REFI                                            80.25%
        PURCHASE                                                 11.89%
        RATE-TERM REFI                                            7.86%

GEOGRAPHIC DISTRIBUTION                    OH                     8.36%
                                           NY                     8.14%
                                           PA                     7.10%



The information herein has been provided solely by Citigroup Global Markets ("CGM") based on information with respect to the mortgage loans provided by CitiFinancial Mortgage and its affiliates. Neither CitiFinancial Mortgage nor any of its affiliates makes any representation as to the accuracy or completeness of the information herein. The information herein is preliminary and supersedes any prior information and will be superseded by the Prospectus and the Prospectus Supplement and by any other information subsequently filed with the Securities and Exchange Commission ("SEC"). All assumptions and information in this report reflect CGM's judgment as of this date and are subject to change. All analyses are based on certain assumptions noted herein and different assumptions could yield substantially different results. You are cautioned that there is no universally accepted method for analyzing financial instruments. You should review the assumptions; there may be differences between these assumptions and your actual business practices. Further, CGM does not guarantee any results and there is no guarantee as to the liquidity of the instruments involved in this analysis. The decision to adopt any strategy remains your responsibility. CGM (or any of its affiliates) or their officers, directors, analysts or employees may have positions in securities, commodities or derivative instruments thereon referred to herein, and may, as principal or agent, buy or sell such securities, commodities or derivative instruments. In addition, CGM may make a market in the securities referred to herein. Neither the information nor the assumptions reflected herein should be construed to be, or constitute, an offer to sell or buy or a solicitation of an offer to sell or buy any securities, commodities or derivative instruments mentioned herein. No sale of any securities, commodities or derivative instruments should be consummated without the purchaser first having received a Prospectus and, if required, a Prospectus Supplement. Finally, CGM has not addressed the legal, accounting and tax implications of the analysis with respect to you, and CGM strongly urges you to seek advice from your counsel, accountant and tax advisor. A final Prospectus and Prospectus Supplement may be obtained by contacting CGM's Mortgage Trading Desk at (212) 723-6217.

CFMSI 2003-4
$[917,629,000] (Approximate)





                     GROUP II COLLATERAL SUMMARY - ARM LOANS

Collateral statistics for the Group II Mortgage Loans listed below are as of the Statistical Calculation Date.

                                                      COLLATERAL SUMMARY            RANGES (IF APPLICABLE)
                                                      ------------------            ----------------------
TOTAL NUMBER OF LOANS                                              2507
TOTAL OUTSTANDING LOAN BALANCE                          $340,634,538.17
AVERAGE LOAN PRINCIPAL BALANCE                              $135,873.37          $30,178.58 - $398,913.42
WA COUPON                                                         7.67%                    6.00% - 11.24%
WA ARM CHARACTERISTICS
         MARGIN                                                   7.19%                    0.00% - 11.95%
         FIRST PERIODIC CAP                                       2.93%                     1.00% - 3.00%
         SUBSEQUENT PERIODIC CAP                                  1.09%                     1.00% - 2.00%
         LIFETIME MAX                                            14.07%                   10.04% - 18.00%
         LIFETIME MIN                                             7.61%                    3.64% - 11.95%
WA ORIGINAL TERM (MO.)                                              360                         360 - 360
WA REMAINING TERM (MO.)                                             354                         342 - 358
WA ORIGINAL LTV                                                  91.56%                  25.74% - 100.00%
WA FICO                                                             646                         503 - 813
1ST LIENS (%)                                                   100.00%
BALLOONS (%)                                                      0.00%
LOAN TYPE
         2/28 ARM                                                96.44%
          3/27 ARM                                                3.56%
PROPERTY TYPE
         SINGLE FAMILY                                           93.81%
         2-4 FAMILY                                               1.36%
         CONDO                                                    3.79%
         PUD                                                      1.04%
OCCUPANCY STATUS
         PRIMARY HOME                                            99.73%
         INVESTMENT                                               0.27%
         SECOND                                                   0.00%
LOAN PURPOSE
        CASH-OUT REFI                                            59.58%
        PURCHASE                                                 34.71%
        RATE-TERM REFI                                            5.71%
GEOGRAPHIC DISTRIBUTION

                                        MI                       10.73%
                                        NC                        7.30%
                                        IL                        7.21%



The information herein has been provided solely by Citigroup Global Markets ("CGM") based on information with respect to the mortgage loans provided by CitiFinancial Mortgage and its affiliates. Neither CitiFinancial Mortgage nor any of its affiliates makes any representation as to the accuracy or completeness of the information herein. The information herein is preliminary and supersedes any prior information and will be superseded by the Prospectus and the Prospectus Supplement and by any other information subsequently filed with the Securities and Exchange Commission ("SEC"). All assumptions and information in this report reflect CGM's judgment as of this date and are subject to change. All analyses are based on certain assumptions noted herein and different assumptions could yield substantially different results. You are cautioned that there is no universally accepted method for analyzing financial instruments. You should review the assumptions; there may be differences between these assumptions and your actual business practices. Further, CGM does not guarantee any results and there is no guarantee as to the liquidity of the instruments involved in this analysis. The decision to adopt any strategy remains your responsibility. CGM (or any of its affiliates) or their officers, directors, analysts or employees may have positions in securities, commodities or derivative instruments thereon referred to herein, and may, as principal or agent, buy or sell such securities, commodities or derivative instruments. In addition, CGM may make a market in the securities referred to herein. Neither the information nor the assumptions reflected herein should be construed to be, or constitute, an offer to sell or buy or a solicitation of an offer to sell or buy any securities, commodities or derivative instruments mentioned herein. No sale of any securities, commodities or derivative instruments should be consummated without the purchaser first having received a Prospectus and, if required, a Prospectus Supplement. Finally, CGM has not addressed the legal, accounting and tax implications of the analysis with respect to you, and CGM strongly urges you to seek advice from your counsel, accountant and tax advisor. A final Prospectus and Prospectus Supplement may be obtained by contacting CGM's Mortgage Trading Desk at (212) 723-6217.

CFMSI 2003-4
$[917,629,000] (Approximate)




            TOTAL COLLATERAL SUMMARY - FIXED RATE LOANS AND ARM LOANS

Collateral statistics for the Mortgage Loans listed below are as of the Statistical Calculation Date.

                                                          COLLATERAL SUMMARY                    RANGES (IF APPLICABLE)
                                                          ------------------                    ----------------------
TOTAL NUMBER OF LOANS                                                  8,386
TOTAL OUTSTANDING LOAN BALANCE                             $1,084,826,594.41
AVERAGE LOAN PRINCIPAL BALANCE                                   $129,361.63                  $25,127.50 - $474,778.13
WA COUPON                                                              7.55%                            6.00% - 12.15%
WA ORIGINAL TERM (MO.)                                                   335                                 120 - 360
WA REMAINING TERM (MO.)                                                  329                                 108 - 358
WA ORIGINAL LTV                                                       84.56%                          10.36% - 100.00%
WA FICO                                                                  663                                 501 - 820
1ST LIENS (%)                                                        100.00%
BALLOONS (%)                                                           5.30%
LOAN TYPE

       FIXED                                                          67.50%
       BALLOON                                                         5.30%
       TEASER                                                          1.10%
       2/28 ARM                                                       30.28%
       3/27 ARM                                                        1.12%
PROPERTY TYPE

         SINGLE FAMILY                                                93.57%
         2-4 FAMILY                                                    2.52%
         CONDO                                                         3.11%
         PUD                                                           0.80%
OCCUPANCY STATUS

         PRIMARY HOME                                                 99.35%
         INVESTMENT                                                    0.64%
         SECOND                                                        0.00%


LOAN PURPOSE

    CASH-OUT REFINANCE                                                73.76%
    PURCHASE                                                          19.06%
    RATE/TERM REFI                                                     7.18%
GEOGRAPHIC DISTRIBUTION

                                               OH                      7.82%
                                               NY                      5.98%
                                               MI                      5.89%




The information herein has been provided solely by Citigroup Global Markets ("CGM") based on information with respect to the mortgage loans provided by CitiFinancial Mortgage and its affiliates. Neither CitiFinancial Mortgage nor any of its affiliates makes any representation as to the accuracy or completeness of the information herein. The information herein is preliminary and supersedes any prior information and will be superseded by the Prospectus and the Prospectus Supplement and by any other information subsequently filed with the Securities and Exchange Commission ("SEC"). All assumptions and information in this report reflect CGM's judgment as of this date and are subject to change. All analyses are based on certain assumptions noted herein and different assumptions could yield substantially different results. You are cautioned that there is no universally accepted method for analyzing financial instruments. You should review the assumptions; there may be differences between these assumptions and your actual business practices. Further, CGM does not guarantee any results and there is no guarantee as to the liquidity of the instruments involved in this analysis. The decision to adopt any strategy remains your responsibility. CGM (or any of its affiliates) or their officers, directors, analysts or employees may have positions in securities, commodities or derivative instruments thereon referred to herein, and may, as principal or agent, buy or sell such securities, commodities or derivative instruments. In addition, CGM may make a market in the securities referred to herein. Neither the information nor the assumptions reflected herein should be construed to be, or constitute, an offer to sell or buy or a solicitation of an offer to sell or buy any securities, commodities or derivative instruments mentioned herein. No sale of any securities, commodities or derivative instruments should be consummated without the purchaser first having received a Prospectus and, if required, a Prospectus Supplement. Finally, CGM has not addressed the legal, accounting and tax implications of the analysis with respect to you, and CGM strongly urges you to seek advice from your counsel, accountant and tax advisor. A final Prospectus and Prospectus Supplement may be obtained by contacting CGM's Mortgage Trading Desk at (212) 723-6217.